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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

MOCON, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2011 ANNUAL MEETING OF SHAREHOLDERS
MOCON, INC.
7500 MENDELSSOHN AVENUE NORTH
MINNEAPOLIS, MINNESOTA 55428

TO THE SHAREHOLDERS OF MOCON, INC.:

        You are cordially invited to attend our Annual Meeting of Shareholders to be held on Thursday, May 26, 2011, at 4:00 p.m., CDT, at MOCON's headquarters which are located at 7500 Mendelssohn Avenue North, Minneapolis, Minnesota 55428.

        The formal notice of meeting, proxy statement and form of proxy are enclosed.

        Whether or not you plan to attend the meeting, please date, sign and return the enclosed proxy in the envelope provided as soon as possible so that your vote will be recorded.

Very truly yours,

Robert L. Demorest Chairman of the Board, President and Chief Executive Officer

April 13, 2011

PLEASE SIGN, DATE AND RETURN
THE ENCLOSED PROXY PROMPTLY
TO SAVE US THE EXPENSE
OF ADDITIONAL SOLICITATION.

MOCON, INC.
7500 MENDELSSOHN AVENUE NORTH
MINNEAPOLIS, MINNESOTA 55428

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 26, 2011

TO THE SHAREHOLDERS OF MOCON, INC.:

        Notice is hereby given that the Annual Meeting of Shareholders of MOCON, Inc., a Minnesota corporation, will be held on Thursday, May 26, 2011, at 4:00 p.m., CDT, at MOCON's headquarters which are located at 7500 Mendelssohn Avenue North, Minneapolis, Minnesota 55428, for the following purposes:

  1.
  To elect nine directors to serve until our next annual meeting of shareholders or until their respective successors are elected and qualified.

  2.
  To consider and act upon a proposal to approve an amended and restated 2006 Stock Incentive Plan, which amendments include an increase of the number of shares reserved for issuance under the plan by 500,000 shares and an increase of the number of incentive stock option grants that we may make under the plan from 500,000 to 1,000,000 shares.

  3.
  To consider and vote upon a proposal to amend our third restated bylaws that would grant the board the authority to determine from time to time the actual number of directors within a range between 3 and 9 (inclusive).

  4.
  To consider a proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

  5.
  To consider and act upon such other matters as may properly come before the meeting or any adjournment of the meeting.

        The close of business on March 28, 2011 has been fixed as the record date for the determination of shareholders who are entitled to vote at the meeting or any adjournments of the meeting.

By Order of the Board of Directors,

Darrell B. Lee Vice President, Chief Financial Officer, Treasurer and Secretary

Dated: April 13, 2011

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. NO ADMISSION TICKET OR OTHER CREDENTIALS WILL BE NECESSARY. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY MARKING, SIGNING, DATING AND MAILING YOUR PROXY IN THE REPLY ENVELOPE PROVIDED.

MOCON, INC.
7500 MENDELSSOHN AVENUE NORTH
MINNEAPOLIS, MINNESOTA 55428

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
MAY 26, 2011

        The Board of Directors of MOCON, Inc. is soliciting your proxy for use at the 2011 Annual Meeting of Shareholders on Thursday, May 26, 2011. The Notice of Annual Meeting, this proxy statement and the enclosed form of proxy are being mailed to shareholders beginning on or about April 13, 2011.

INFORMATION CONCERNING THE ANNUAL MEETING

Date, Time, Place and Purposes of Meeting

        The Annual Meeting of Shareholders of MOCON, Inc., a Minnesota corporation, will be held on Thursday, May 26, 2011, at 4:00 p.m., CDT, at MOCON's headquarters which are located at 7500 Mendelssohn Avenue North, Minneapolis, Minnesota 55428, or at any adjournment or adjournments of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Who Can Vote

        Only holders of record of our common stock at the close of business on March 28, 2011 will be entitled to notice of, and to vote at, the Annual Meeting. On March 28, 2011, there were 5,277,481 shares of our common stock outstanding. Each outstanding share on that date entitles its holder to one vote, in person or by proxy, on each matter to be voted on at the Annual Meeting.

How You Can Vote

        Your vote is important. If you are a shareholder whose shares are registered in your name, you may vote your shares in person at the meeting or by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If your shares are held in "street name" (through a broker, bank or other nominee), you may receive a separate voting instruction form with this proxy statement.

        You are solicited on behalf of our Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if your returned proxy card is mailed within the United States.

        If you return your signed proxy card before the Annual Meeting, the named proxies will vote your shares as you direct. You have three choices on each matter to be voted on.

        For the election of directors, you may vote:

  •
  FOR the nine nominees for director,

  •
  WITHHOLD your vote from the nine nominees for director or

  •
  WITHHOLD your vote from one or more of the nine nominees for director.

        For the other proposals you may vote:

  •
  FOR the proposal,

  •
  AGAINST the proposal or

  •
  ABSTAIN from voting on the proposal.

        If you send in your proxy card, but do not specify how you want to vote your shares, the proxies will vote your shares FOR all nine nominees for director and FOR the other proposals set forth in the Notice of Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, MAY 26, 2011

This proxy statement and our Annual Report on Form 10-K are available at

https://materials.proxyvote.com/607494

How Does the Board Recommend that I Vote

        THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF EACH OF PROPOSALS 2, 3 AND 4 SET FORTH IN THE NOTICE OF MEETING AND FOR EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

How You May Revoke or Change Your Vote

        Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to our Corporate Secretary, by filing a revoking instrument or duly executed proxy bearing a later date with our Corporate Secretary, or by appearing at the Annual Meeting and voting in person.

Quorum Requirement

        Our Bylaws provide that the presence at the Annual Meeting, in person or by proxy, of the holders of 33 1/3% of the outstanding shares of our common stock entitled to vote at the meeting (1,759,161 shares) is required for a quorum for the transaction of business. In general, shares of our common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum. Shares represented by proxies marked "Abstain" or "Withheld" are counted in determining whether a quorum is present. In addition, a "broker non-vote" is considered in determining whether a quorum is present.

A "broker non-vote" is a proxy returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received by the broker from the customer, and the broker does not have discretionary authority to vote on behalf of such customer on such matter.

Vote Required

        Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, each of the matters to be voted upon by shareholders, including the election of directors, will require the affirmative vote of holders of the greater of (i) a majority of the shares represented and entitled to vote in person or by proxy on such matter, or (ii) a majority of the minimum number of shares entitled to vote in person or by proxy that would constitute a quorum for the transaction of business at the Annual Meeting.

        Any broker non-votes on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. However, if and to the extent that broker non-votes are required to establish the presence of a quorum at the Annual Meeting, then any broker non-votes will have the same effect as a vote "AGAINST" for determining whether the matters to be voted on at the Annual Meeting receive a majority of the minimum number of shares entitled to vote in person or by proxy that would constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by a proxy voted as "withholding authority" to vote for any nominee for director will be treated as shares present and entitled to vote that were voted "AGAINST" the nominee. Abstentions will be treated as unvoted for purposes of determining the approval of the matters and, as a result, will have the same effect as a vote "AGAINST" for determining whether the matters receive a sufficient number of votes to be approved.

        Signed proxies that lack any specification will be voted:

  •
  "FOR" the election of the nominees for Director named herein (Proposal One);

  •
  "FOR" approval of amending and restating the MOCON, Inc. 2006 Stock Incentive Plan as described in this Proxy Statement (Proposal Two);

  •
  "FOR" approval of the amendment to our Third Restated Bylaws to grant the Board of Directors the authority to determine from time to time the actual number of directors within a range between 3 and 9 (inclusive) (Proposal 3); and

  •
  "FOR" approval of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 (Proposal 4).

Proxy Solicitation Costs

        We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of our common stock. In addition to solicitation by mail, our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, electronic transmission, and personally. We may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of our common stock.

Householding of Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement for the 2011 Annual Meeting of Shareholders or 2010 annual report to shareholders may have been sent to multiple shareholders in each household. We will promptly deliver a separate copy of either document to any shareholder upon written or oral request to MOCON, Inc., Attention: Chief Financial Officer, 7500 Mendelssohn Avenue North, Minneapolis, Minnesota 55428, telephone: (763) 493-6370. Any shareholder who wants to receive separate copies of our proxy statement or annual report to shareholders in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder's bank, broker, or other nominee record holder, or the shareholder may contact MOCON at the above address and phone number.

Procedures at the Annual Meeting

        The presiding officer at the Annual Meeting will determine how business at the Annual Meeting will be conducted. Only matters brought before the Annual Meeting in accordance with our Bylaws will be considered.

        Only a natural person present at the Annual Meeting who is either one of our shareholders or is acting on behalf of one of our shareholders may make a motion or second a motion. A person acting on behalf of a shareholder must present a written statement executed by the shareholder or the duly authorized representative of the shareholder on whose behalf the person purports to act.

 PRINCIPAL SHAREHOLDERS AND BENEFICIAL OWNERSHIP OF MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of our common stock as of March 28, 2011 unless otherwise noted by (a) each shareholder who is known to us to own beneficially more than 5% of the outstanding shares of our common stock, (b) each director and each executive officer named in the Summary Compensation Table and (c) all of our executive officers and directors as a group.

        Shares are deemed to be "beneficially owned" by a person or entity if such person or entity, directly or indirectly, has sole or shared power to vote or to direct the voting of such shares or sole or shared power to dispose or direct the disposition of such shares. Except as otherwise indicated, we believe that each of the beneficial owners of our common stock listed below, based on information provided by such person, has sole dispositive and voting power with respect to such person's shares, subject to community property laws where applicable. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group. The ownership percentages are based on 5,277,481 shares outstanding as of March 28, 2011.

	Shares of Common Stock Beneficially Owned
Name	Amount(1)		Percent of Class
Wells Fargo Advisors, LLC	413,359	(2)	7.8%
Wellington Management Company, LLP	393,978	(2)	7.5%
Robert L. Demorest	312,792	(3)	5.8%
Dean B. Chenoweth	66,100		1.2%
Donald N. DeMorett	11,000		*
J. Leonard Frame	36,139	(4)	*
Robert F. Gallagher	14,500		*
Daniel W. Mayer	166,707		3.1%
Ronald A. Meyer	134,996	(5)	2.5%
Richard A. Proulx	36,281		*
Tom C. Thomas	28,991		*
Robert E. Forsberg	32,950		*
Darrell B. Lee	40,500		*
Douglas J. Lindemann	87,462	(6)	1.6%
All current directors and executive officers as a group (12 persons)	968,418	(7)	16.7%

*
Less than one percent.

(1)
Includes the following number of shares issuable upon exercise of stock options exercisable within 60 days of March 28, 2011: Mr. Demorest: 158,250 shares; Mr. Chenoweth: 18,500 shares; Mr. DeMorett: 11,000 shares; Mr. Frame: 26,500 shares; Mr. Gallagher: 14,500 shares; Mr. Mayer: 86,500 shares; Mr. Meyer: 26,375 shares; Mr. Proulx: 25,500 shares; Mr. Thomas: 26,500 shares; Mr. Forsberg: 32,950 shares; Mr. Lee: 33,000 shares; and Mr. Lindemann: 77,000 shares; and all current directors and executive officers as a group: 536,575 shares.

(2)
The share information regarding Wells Fargo Advisors, LLC, is based upon the Schedule 13G filed on January 14, 2011. The address of this reporting person is One North Jefferson Avenue, St. Louis, MO 63103. The share ownership information regarding Wellington Management Company, LLP is based upon the Schedule 13G filed on February 14, 2011. The address of this reporting person is 280 Congress Street, Boston, MA 02210.

(3)
Includes 134,377 shares owned beneficially by Mr. Demorest and his wife jointly as to which he shares voting and investment power. Mr. Demorest's address is 7500 Mendelssohn Avenue North, Minneapolis, MN 55428.

(4)
Includes 9,639 shares owned beneficially by Mr. Frame and his wife jointly as to which he shares voting and investment power.

(5)
Includes 97,121 shares owned beneficially by certain trusts and 11,500 shares owner beneficially by Mr. Meyer and his wife jointly, as to which Mr. Meyer shares voting and investment power.

(6)
Includes 4,991 shares owned beneficially by a trust as to which Mr. Lindemann shares voting and investment power.

(7)
Includes an aggregate of 263,099 shares as to which voting and investment power are shared or may be deemed to be shared by certain directors and executive officers and 536,575 shares issuable upon exercise of options exercisable as of March 28, 2011 or within 60 days thereafter, held by these individuals.

 PROPOSAL ONE—ELECTION OF DIRECTORS

Number of Directors

        Our Bylaws provide that the number of our directors to be elected at each annual meeting of shareholders shall be the number elected by our shareholders at our last annual meeting of shareholders or the number set by resolution of our Board of Directors. Therefore, the number of directors to be elected at the Annual Meeting will be nine although, as indicated below under the heading "Proposal Three—Introduction and Purpose of Proposed Amendment," one of the director nominees, Ronald Meyer, has agreed to resign as director if Proposal Three is approved by our shareholders. The persons named in the enclosed proxy will vote to elect as directors each of the nominees designated by the Board, whose names are listed below, unless the proxy is marked otherwise. Each of the nominees has indicated his willingness to serve if elected, subject to the agreement of Mr. Meyer to resign as a director if Proposal Three is approved by our shareholders. There are no family relationships between or among any officers or directors of MOCON, Inc.

Nominees for Director

        Our Board, upon recommendation of the Nominating Committee, has nominated the nine individuals identified below to serve as directors until our 2012 annual meeting of shareholders or until their respective successors have been elected and qualified.

Robert L. Demorest	Dean B. Chenoweth
Donald N. DeMorett	J. Leonard Frame
Robert F. Gallagher	Daniel W. Mayer
Ronald A. Meyer	Richard A. Proulx
Tom C. Thomas

        All of the nominees are current members of our Board.

Board Recommendation

        Our Board of Directors recommends a vote FOR the election of each of the nine nominees identified above. In absence of other instructions, the proxies will be voted FOR the election of each of the nine nominees named above. If, prior to the Annual Meeting, our Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by our Board. Alternatively, the proxies, at our Board's discretion, may be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. Our Board has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees

        The following information has been furnished to us, as of March 28, 2011, by the persons who have been nominated for election to our Board of Directors. The information presented includes information each director has given us about his age, all positions he holds, his personal occupation and business experience for the past five years, and the names of other publicly-held companies of which he currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each nominee's specific experience, qualifications, attributes and skills that led our Board to the conclusion that he should serve as a director, we also believe that all of our director nominees display personal and professional integrity; broad-based business acumen; a high level of understanding of our business and our industry; strategic thinking and a willingness to share ideas; and have a diversity of experiences, expertise and background.

Name of Nominee	Age	Principal Occupation	Director Since
Robert L. Demorest	65	Chairman of the Board, President and Chief Executive Officer of MOCON, Inc.	1995
Dean B. Chenoweth	89	Retired Executive Vice President of Advantek, Inc.	1980
Donald N. DeMorett	52	President and Chief Executive Officer of GearGrid Corporation	2006
J. Leonard Frame	86	Chairman of Phoenix Solutions Co.	1983
Robert F. Gallagher	55	Chief Financial Officer of Stratasys, Inc.	2005
Daniel W. Mayer	60	Executive Vice President and Chief Technical Officer of MOCON, Inc.	2000
Ronald A. Meyer	60	Vice President of MOCON, Inc.	2000
Richard A. Proulx	77	Independent Consultant	1991
Tom C. Thomas	51	Partner, Pillsbury Winthrop Shaw Pittman LLP	1997

Additional Information About Board Nominees

        Robert L. Demorest has been our President, Chief Executive Officer and Chairman of the Board since April 2000. Prior to that time, Mr. Demorest had been our President for more than five years. Mr. Demorest is also a director of Marten Transport, Ltd., a publicly traded company.

        Dean B. Chenoweth is retired. Prior to his retirement in 2003, Mr. Chenoweth served as Executive Vice President of Advantek, Inc., a packaging product company, for more than five years.

        Donald N. DeMorett has served as President and Chief Executive Officer of GearGrid Corporation, a manufacturer of commercial storage systems, since March 2007. Mr. DeMorett served as a business management consultant specializing in strategic planning and organizational development for primarily manufacturing companies from 2006 to March 2007.

        J. Leonard Frame has served as Chairman of Phoenix Solutions Co., a designer and manufacturer of high temperature heating equipment, for more than five years.

        Robert F. Gallagher has served as Chief Financial Officer of Stratasys, Inc., a developer and manufacturer of rapid prototyping systems for more than five years.

        Daniel W. Mayer has been our Executive Vice President and Chief Technical Officer for more than five years.

        Ronald A. Meyer has been a Vice President for us for more than five years.

        Richard A. Proulx is a retired Certified Public Accountant. Prior to his retirement he spent 30 years in public accounting, twenty as an audit engagement partner in an international public accounting firm serving both public and private companies. He has also been an Independent Consultant for more than five years.

        Tom C. Thomas has been a partner at Pillsbury Winthrop Shaw Pittman LLP, a law firm, for more than five years.

 CORPORATE GOVERNANCE

Director Independence

        Our Board of Directors consists of six independent directors and three members of our senior management team. Each of our directors, except for Robert L. Demorest, Daniel W. Mayer and Ronald A. Meyer, is an "independent director" under the Listing Rules of the Nasdaq Stock Market. Nasdaq's independence definition includes a series of objective tests. For example, an independent director may not be employed by us and may not engage in certain types of business dealings with our company. In addition, as further required by Nasdaq's rules, our Board has made a subjective determination as to each independent director that no relationship exists which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and by our company with regard to each director's business and personal activities as they may relate to our company and our management.

        Our Board of Directors has chosen to combine the principal executive officer and board chairman positions and has not appointed a separate lead director. Robert L. Demorest has served as the principal executive officer and board chairman since 2000. At the present time, the independent directors believe that Mr. Demorest's in-depth knowledge of our operations and his vision for its development make him the best qualified director to serve as Chairman.

Information about Our Board and its Committees

        Our business and affairs are managed by our Board. Our Board met four times during 2010. Committees established by our Board consist of the Audit Committee, the Compensation Committee and the Nominating Committee, each of which has the composition and responsibilities described below. Our Board may from time to time establish other Board committees to facilitate the management of our company and may change the composition and the responsibilities of our existing committees.

        All of our directors attended more than 75% of the aggregate meetings of our Board and all Board committees on which they served during 2010.

Audit Committee

        Responsibilities.    The primary function of the Audit Committee is to provide assistance to our Board in fulfilling its oversight responsibility relating to our consolidated financial statements and the financial reporting process, our systems of internal accounting, financial and disclosure controls, the annual independent audit of our consolidated financial statements and our legal compliance and ethics programs as established by management and our Board. The Audit Committee has sole authority to appoint, retain, oversee and compensate the work of our independent registered public accounting firm and must pre-approve all audit services and permissible non-audit services to be performed for us by our independent registered public accounting firm, subject to de minimis exceptions under federal securities laws.

        The Audit Committee operates under a written charter adopted by our Board. A printed copy of such charter can be found on the Investors—Corporate Governance—Board Committees section of our corporate website at www.mocon.com and is available to any shareholder upon request to our

Corporate Secretary at MOCON, Inc., 7500 Mendelssohn Avenue North, Minneapolis, Minnesota 55428 or by telephone at (763) 493-6370.

        The Audit Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

        Composition.    The current members of the Audit Committee are Donald N. DeMorett, Robert F. Gallagher and Richard A. Proulx. Mr. Proulx is the chair of the Audit Committee. Each member of the Audit Committee qualifies as "independent" for purposes of membership on the Audit Committee pursuant to the Listing Rules of the Nasdaq Stock Market and the rules and regulations of the Securities and Exchange Commission and is "financially literate" as required by the Listing Rules of the Nasdaq Stock Market. In addition, our Board has determined that Mr. Proulx qualifies as an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission and meets the qualifications of "financial sophistication" under the Listing Rules of the Nasdaq Stock Market as a result of his experience as a certified public accountant for over 35 years. Other members of the Audit Committee who have served as chief executive officers or chief financial officers of public companies or have similar experience or understanding with respect to certain accounting and auditing matters may also be considered audit committee financial experts. Mr. Gallagher also qualifies as an "audit committee financial expert" due to his position as chief financial officer of a publicly traded company. Shareholders should understand that these designations related to our Audit Committee members' experience and understanding with respect to certain accounting and auditing matters do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit Committee or of our Board.

        Meetings and Other Information.    The Audit Committee met four times and took action by written consent once during 2010. At all four of the meetings, the Audit Committee met in private session with our independent registered public accounting firm. Additional information regarding the Audit Committee and our independent registered public accounting firm is disclosed under headings entitled "Proposal Two—Ratification of Selection of Independent Registered Public Accounting Firm" and the "Audit Committee Report" included elsewhere in this proxy statement.

Nominating Committee

        Responsibilities.    The primary function of the Nominating Committee is to assist our Board by identifying individuals qualified to become members of our Board and recommending director nominees for each annual meeting of shareholders and to fill any vacancies that may occur between meetings of the shareholders.

        The Nominating Committee operates under a written charter adopted by our Board. A copy of such charter can be found on the Investors—Corporate Governance—Board Committees section of our corporate website at www.mocon.com and is available to any shareholder upon request to our Corporate Secretary at MOCON, Inc., 7500 Mendelssohn Avenue North, Minneapolis, Minnesota 55428 or by telephone at (763) 493-6370.

        The Nominating Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

        Composition.    The current members of the Nominating Committee are Dean B. Chenoweth and Tom C. Thomas. Mr. Chenoweth is the chair of the Nominating Committee. Each of

Messrs. Chenoweth and Thomas is considered "independent" under the Lisiting Rules of the Nasdaq Stock Market.

        Director Nominations Process.    In selecting nominees for our Board, the Nominating Committee first determines whether the incumbent directors whose terms expire at the meeting are qualified to serve, and wish to continue to serve, on our Board. The Nominating Committee believes that MOCON and its shareholders benefit from the continued service of qualified incumbent directors because those directors have familiarity with and insight into our corporate affairs that they have accumulated during their tenure with the company. Appropriate continuity of Board membership also contributes to our Board's ability to work as a collective body. Accordingly, it is the practice of the Nominating Committee, in general, to re-nominate an incumbent director whose term expires at the upcoming annual meeting of shareholders if the director wishes to continue his or her service with our Board, the director continues to satisfy the Nominating Committee's criteria for membership on our Board, the Nominating Committee believes the director continues to make important contributions to our Board, and there are no special, countervailing considerations against re-nomination of the director.

        In identifying and evaluating new candidates for election to our Board, the Nominating Committee will solicit recommendations for nominees from persons whom the Nominating Committee believes are likely to be familiar with qualified candidates having the qualifications, skills and characteristics required for Board nominees from time to time. Such persons may include members of our Board and our senior management. In addition, the Nominating Committee may engage a search firm to assist it in identifying qualified candidates. The Nominating Committee will review and evaluate each candidate which it believes merits serious consideration, taking into account available information concerning the candidate, any qualifications or criteria for Board membership established by the Nominating Committee, the existing composition of our Board, and other factors that it deems relevant. In conducting its review and evaluation, the Nominating Committee may solicit the views of our management, other Board members, and any other individuals it believes may have insight into a candidate. The Nominating Committee may designate one or more of its members and/or other Board members to interview any proposed candidate.

        The Nominating Committee will consider recommendations for the nomination of directors submitted by our shareholders. For more information, see the information set forth under the heading "Shareholder Proposals for 2012 Annual Meeting." The Nominating Committee will evaluate candidates recommended by shareholders in the same manner as those recommended as stated above, except that the Nominating Committee may consider, as one of the factors in its evaluation of shareholder recommended nominees, the size and duration of the interest of the recommending shareholder or shareholder group in the equity of MOCON.

        There are no formal requirements or minimum qualifications that a candidate must meet in order for the Nominating Committee to recommend the candidate to our Board. The Nominating Committee believes that each nominee should be evaluated based on his or her merits as an individual, taking into account the needs of our company and our Board. However, in evaluating candidates, there are a number of criteria that the Nominating Committee generally views as relevant and is likely to consider. Some of these factors include whether the candidate is an "independent director" under the Listing Rules of the Nasdaq Stock Market and meets any other applicable independence tests under the federal securities laws and rules and regulations of the Securities and Exchange Commission; whether the candidate is "financially sophisticated" and otherwise meets the requirements for serving as a member of an audit committee under the Listing Rules of the Nasdaq Stock Market; whether the candidate is an "audit committee financial expert" under the federal securities laws and the rules and regulations of the Securities and Exchange Commission; the needs of our company with respect to the particular talents and experience of its directors; the personal and professional integrity and reputation of the candidate; the candidate's level of education and business experience; the candidate's broad-based business acumen; the candidate's level of understanding of our business and its industry; the fit of the candidate's skills and personality with those of other directors and potential directors in building a board that is effective and responsive to the needs of our company; whether the candidate possesses strategic thinking and a willingness to share ideas; the candidate's diversity of experiences, expertise and background; the candidate's ability to represent the interests of all shareholders and not a particular interest group; and the candidate's willingness to devote adequate time to work for our Board and its committees.

        While we do not have a stand-alone diversity policy, in considering whether to recommend any director nominee, including candidates recommended by stockholders, the Nominating Committee will consider the factors above, including the candidate's diversity of experiences, expertise and background. This committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities.

        Meetings and Other Information.    The Nominating Committee met one time during 2010. Additional information regarding the Nominating Committee and its process for nominating directors for our 2012 annual meeting of shareholders can be found under the heading "Shareholder Proposals for 2012 Annual Meeting" included elsewhere in this proxy statement.

Compensation Committee

        Responsibilities.    The primary functions of the Compensation Committee are to provide assistance to our Board in fulfilling its oversight responsibility relating to compensation of our Chief Executive Officer and other executive officers and to administer our equity compensation plans and review, assess and approve overall strategies for attracting, developing, retaining and motivating our management and employees. In addition, the Compensation Committee reviews and discusses with management the "Compensation Discussion and Analysis" section and based on such review and discussions make a recommendation to our Board as to whether the "Compensation Discussion and Analysis" section should be included in our annual meeting proxy statement.

        The Compensation Committee operates under a written charter adopted by our Board. A copy of such charter can be found on the Investors—Corporate Governance—Board Committees section of our corporate website at www.mocon.com and is available to any shareholder upon request to our Corporate Secretary at MOCON, Inc., 7500 Mendelssohn Avenue North, Minneapolis, Minnesota 55428 or by telephone at (763) 493-6370.

        The Compensation Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

        Composition.    The current members of the Compensation Committee are J. Leonard Frame and Tom C. Thomas. Mr. Thomas is the chair of the Compensation Committee. Each of Messrs. Frame and Thomas is considered "independent" under the Listing Rules of the Nasdaq Stock Market.

        Processes and Procedures for Consideration and Determination of Executive Compensation.    Our Board has delegated to the Compensation Committee the responsibility, among other things, to determine any and all compensation payable to our executive officers, including annual salaries, incentive compensation, long-term incentive compensation and any other compensation, and to administer our equity and incentive compensation plans applicable to our executive officers. Decisions regarding executive compensation made by the Compensation Committee are considered final and are not generally subject to Board review or ratification. Under the terms of its written charter, the Compensation Committee has the power and authority to delegate any of its duties and responsibilities to subcommittees as the Compensation Committee may deem appropriate in its sole discretion. Historically, the Compensation Committee has not generally delegated any of its duties and responsibilities to subcommittees, but rather has taken such actions as a committee, as a whole.

        Our Chairman, President and Chief Executive Officer assists the Compensation Committee in gathering compensation related data regarding our executive officers and makes recommendations to the Compensation Committee regarding the form and amount of compensation to be paid to each executive officer (other than himself). In making its final decisions regarding the form and amount of compensation to be paid to our executive officers, the Compensation Committee considers the recommendations of our Chairman, President and Chief Executive Officer, but also considers other factors, such as its own views as to the form and amount of compensation to be paid, competitive compensation surveys and studies, the achievement by the company of financial and earnings objectives, the general performance of the company and the individual officers, the performance of the company's stock price and other factors that may be relevant. However, final deliberations and decisions by the Compensation Committee concerning executive officer compensation, including compensation to be paid to our Chairman, President and Chief Executive Officer, are made by the Compensation Committee, without the presence of the Chairman, President and Chief Executive Officer or any other executive officer of our company.

        Meetings and Other Information.    The Compensation Committee met three times and took action by written consent once during 2010. Additional information regarding the Compensation Committee is disclosed under the headings entitled "Compensation Discussion and Analysis" and "Compensation Committee Report" included elsewhere in this proxy statement.

Policy Regarding Director Attendance at Annual Meetings of Shareholders

        It is the policy of our Board that directors standing for re-election are strongly encouraged, but not required, to attend our annual meeting of shareholders. At our 2010 annual meeting of shareholders, all nine of our directors were present.

Process Regarding Shareholder Communications with Board of Directors

        Shareholders may communicate with our Board or any one or more particular directors by sending correspondence, addressed to our Corporate Secretary, MOCON, Inc., 7500 Mendelssohn Avenue North, Minneapolis, MN 55428 with an instruction to forward the communication to our Board of Directors or any one or more particular directors. Our Corporate Secretary will promptly forward all such shareholder communications to our Board or any one or more particular directors, with the exception of any advertisements, solicitations for periodical or other subscriptions and other similar communications.

 DIRECTOR COMPENSATION

Summary of Cash and Other Compensation

        The following table provides summary information concerning the compensation of each individual who served as a director of our company during the year ended December 31, 2010, other than Robert L. Demorest, our Chairman, President and Chief Executive Officer, and Daniel W. Mayer, our Executive Vice President and Chief Technical Officer, whose compensation is described under the heading "Executive Compensation" included elsewhere in this proxy statement.

DIRECTOR COMPENSATION—2010

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)(3)	All Other Compensation ($)(4)		Total ($)
Dean B. Chenoweth	$12,000	$9,950	$0		$21,950
Donald N. DeMorett	14,000	9,950	0		23,950
J. Leonard Frame	12,500	9,950	0		22,450
Robert F. Gallagher	14,000	9,950	0		23,950
Ronald A. Meyer	0	5,925	53,887	(5)	59,812
Richard A. Proulx	17,000	9,950	0		26,950
Tom C. Thomas	13,000	9,950	0		22,950

(1)
Reflects the aggregate grant date fair value recognized for each director for financial statement reporting purposes with respect to the year ended December 31, 2010 in accordance with FASB ASC Topic 718. The dollar amount reflected in the "Option Awards" column above relates solely to options granted in 2010—2,500 shares to each of Messrs. Chenoweth, DeMorett, Frame, Gallagher, Proulx and Thomas, and 1,500 shares to Mr. Meyer. We refer you to note 9 to our consolidated financial statements for the year ended December 31, 2010 for a discussion of the assumptions made in calculating the dollar amount recognized for each director for financial statement reporting purposes with respect to the year ended December 31, 2010 in accordance with FASB ASC Topic 718. The dollar amounts shown above reflect the compensation cost of the option awards granted on December 31, 2010 at a Black-Scholes fair value of $3.98 per share of common stock.

(2)
The following table provides information regarding each stock option grant to each director during the year ended December 31, 2010:

Name	Grant Date	Number of Securities Underlying Options Granted (#)(a)	Exercise Price ($/Share)	Expiration Date	Grant Date Fair Value of Option Awards ($)(b)
Dean B. Chenoweth	12/31/10	2,500	$12.96	12/30/17	$9,950
Donald N. DeMorett	12/31/10	2,500	12.96	12/30/17	9,950
J. Leonard Frame	12/31/10	2,500	12.96	12/30/17	9,950
Robert F. Gallagher	12/31/10	2,500	12.96	12/30/17	9,950
Ronald A. Meyer	12/31/10	1,500	12.96	12/30/17	5,925
Richard A. Proulx	12/31/10	2,500	12.96	12/30/17	9,950
Tom C. Thomas	12/31/10	2,500	12.96	12/30/17	9,950

  (a)
  Represents options granted under the MOCON, Inc. 2006 Stock Incentive Plan, the material terms of which are described in more detail below under the heading "Executive Compensation—Grants of Plan-Based Awards—MOCON, Inc. 2006 Stock Incentive Plan" and under Proposal Two. Each of the options granted to the directors in the above table, except the option granted to Mr. Meyer, vests with respect to 100% of the underlying shares of our common stock on December 31, 2011. The option granted to Mr. Meyer vests with respect to 25% of the underlying shares of our common stock on each of March 31, June 30, September 30 and December 31, 2011.

  (b)
  We refer you to note 9 to our consolidated financial statements for the year ended December 31, 2010 for a discussion of the assumptions made in calculating the grant date fair value of the option awards.

(3)
The following table provides information regarding the aggregate number of options to purchase shares of our common stock outstanding at December 31, 2010 and held by each of the directors listed in the above table:

Name	Aggregate Number of Securities Underlying Options	Exercisable/ Unexercisable	Exercise Price(s)	Expiration Date(s)
Dean B. Chenoweth	29,000	26,500/2,500	$7.30 - 12.96	11/12/11 - 12/30/17
Donald N. DeMorett	13,500	11,000/2,500	8.58 - 12.96	12/22/13 - 12/30/17
J. Leonard Frame	29,000	26,500/2,500	7.30 - 12.96	11/12/11 - 12/30/17
Robert F. Gallagher	17,000	14,500/2,500	8.58 - 12.96	12/22/13 - 12/30/17
Ronald A. Meyer	27,500	26,000/1,500	6.70 - 12.96	9/20/11 - 12/30/17
Richard A. Proulx	28,000	25,500/2,500	7.30 - 12.96	11/12/11 - 12/30/17
Tom C. Thomas	29,000	26,500/2,500	7.30 - 12.96	11/12/11 - 12/30/17
(4)
We do not provide perquisites or other personal benefits to our non-employee directors. We do reimburse them for out-of-pocket expenses to attend meetings.

(5)
Includes amounts paid to Mr. Meyer in his capacity as Vice President of our company, as described in more detail below.

Non-Employee Director Compensation Program

        Overview.    Our non-employee directors currently consist of Dean B. Chenoweth, Donald N. DeMorett, J. Leonard Frame, Robert F. Gallagher, Richard A. Proulx and Tom C. Thomas. We use a combination of cash and long term equity-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting non-employee director compensation, we follow the process and procedures described below under the heading "—Processes and Procedures for the Determination of Director Compensation." We also consider the significant amount of time that directors spend in fulfilling their duties to our company, as well as the skill-level required by our company of members of our Board.

        We pay each of our non-employee directors a quarterly cash retainer, as well as an additional cash payment for each Board meeting or Board committee meeting attended. The chair of the Audit Committee also receives an additional quarterly cash retainer. In addition, we grant our non-employee directors stock options upon their initial appointment or election to the Board and thereafter on an annual basis. We reimburse each non-employee director for out-of-pocket expenses incurred in connection with attending Board and Board committee meetings. We do not provide any perquisites or other personal benefits to our non-employee directors. We also maintain the MOCON, Inc. Director Retirement Plan pursuant to which a non-employee director who has served on our Board for at least five years will, upon retirement, receive an amount equal to the annual retainer fee such director would have been entitled to receive during the fiscal year in which such director's retirement occurs. Each of these elements of our non-employee director compensation program is described in more detail below.

        Cash Compensation.    In 2010, we paid each of our non-employee directors a quarterly cash retainer of $2,500. In addition, we paid the chair of the Audit Committee an additional quarterly cash retainer of $750. Also, each of our non-employee directors was paid $500 for each Board meeting or Board committee meeting attended in person or via telephone.

        Long-Term Equity-Based Incentive Compensation.    We also grant options to purchase shares of our common stock to our non-employee directors. Under our current policy, each non-employee director receives an annual grant of an option to purchase such number of shares of our common stock as is determined by our Compensation Committee at the time the grant is made. The Compensation Committee looks at several factors when determining the number of shares that will be made subject to the annual option grant, considers fees paid to directors of comparable public companies, the number of board and committee meetings that our directors are expected to attend, and other factors that may be relevant. During 2009, each non-employee director received an option to purchase 2,000 shares of our common stock and in 2010 the amount was increased to 2,500.

        We generally make an option grant to our non-employee directors in the last week of December each year. These options will typically have a term of seven years and vest or become exercisable in full one year after the date of grant and will have a per share exercise price equal to the closing sale price of our common stock on the date of grant. We refer you to footnote 2 to the Director Compensation table above for a summary of all option grants to our non-employee directors during the year ended December 31, 2010. We refer you to footnote 3 to the Director Compensation table above for a summary of all options to purchase shares of our common stock held by our non-employee directors as of December 31, 2010.

        Director Retirement Plan.    Pursuant to the MOCON, Inc. Director Retirement Plan, a non-employee director who has served on our Board for at least five years will, upon retirement, receive an amount equal to the annual retainer fee such director would have been entitled to receive during the fiscal year in which such director's retirement occurs. This payment, however, will not be made to a director who, following the director's retirement, continues to serve as a consultant to us. Any amount payable under the retirement plan will be paid as determined by our Board in its sole discretion following such director's retirement. As of December 31, 2010, all of our current non-employee directors, with the exception of Mr. DeMorett, were eligible to receive payments pursuant to the retirement plan upon their retirement from our Board.

Compensation Arrangements with Inside Directors

        Our inside directors—Robert L. Demorest, Daniel W. Mayer and Ronald A. Meyer—were compensated during 2010 for their services as officers of our company. For information relating to compensation awarded to, earned by or paid to Messrs. Demorest and Mayer, see "Executive Compensation" included elsewhere in this proxy statement and for information relating to compensation awarded to, earned by or paid to Mr. Meyer, see the information described below. We do not separately compensate Messrs. Demorest, Mayer and Meyer for their services as directors of our company, although we do reimburse them for any out-of-pocket expenses they incur in connection with attending Board and Board committee meetings. Information regarding stock option grants to Messrs. Demorest and Mayer during the year ended December 31, 2010 is set forth under the heading "Executive Compensation—Grants of Plan-Based Awards" and information regarding all stock options held by Messrs. Demorest and Mayer as of December 31, 2010 is set forth under the heading "Executive Compensation—Outstanding Equity Awards at Fiscal Year-End" included elsewhere in this proxy statement. Information regarding stock option grants to Mr. Meyer during the year ended December 31, 2010 and all stock options held by Mr. Meyer as of December 31, 2010 is described below and in footnotes 2 and 3 above under "Director Compensation—2010."

        Mr. Meyer earned $36,844 in salary and $15,685 in bonus under the MOCON, Inc. Incentive Pay Plan and received $1,358 in contributions that we made under the MOCON, Inc. Savings and Retirement Plan during the year ended December 31, 2010. As indicated in footnote 2 to the Director Compensation Table above, on December 31, 2010, Mr. Meyer was granted an option to purchase 1,500 shares of our common stock at an exercise price of $12.96 per share, which price represented the average of the high and low sale prices of a share of our common stock on that date. Our common stock closed at $12.92 on December 31, 2010. This option vests with respect to 25% of the underlying shares of our common stock on each of March 31, June 30, September 30 and December 31, 2011, and will remain exercisable until December 30, 2017 in accordance with the provisions of the MOCON, Inc. 2006 Stock Incentive Plan. Mr. Meyer did not receive any other compensation during 2010.

Processes and Procedures for the Determination of Director Compensation

        Our Board has not delegated to any Board committee the responsibility to review and make recommendations to our Board concerning compensation for non-employee members of our Board, including but not limited to retainers, Board meeting fees, Board committee meeting fees, committee chair fees, equity compensation, benefits and perquisites. Decisions regarding director compensation are made by our entire Board, which has not in the past generally delegated to any Board committee or any one or more directors any duties and responsibilities relating to director compensation.

        Our Chairman, President and Chief Executive Officer, with the assistance of our Vice President, Chief Financial Officer, Treasurer and Secretary, assists our Board in gathering compensation related data regarding director compensation. In making decisions regarding compensation to be paid to our non-employee directors, our Board considers fees paid to directors of comparable public companies, the number of board and committee meetings that our directors are expected to attend, and other factors that may be relevant.

 COMPENSATION DISCUSSION AND ANALYSIS

Overview

        The purpose of this "Compensation Discussion and Analysis" section is to discuss the material elements of the compensation awarded to, earned by or paid to our executive officers who are considered "named executive officers" as a result of their officer positions and the amount of compensation they earned during the year ended December 31, 2010. This discussion analyzes the information contained in the tables and related footnotes and narratives under the heading "Executive Compensation" included elsewhere in this proxy statement. In so doing, this discussion describes our compensation philosophy, policies and practices with respect to our named executive officers. Although this discussion focuses primarily on compensation awarded to, earned by and paid to our named executive officers during 2010, this discussion also describes executive compensation actions prior to 2010 and actions taken after 2010 to the extent it enhances the understanding of or gives context to our executive compensation disclosures for 2010.

        As described in more detail under the heading "Corporate Governance—Compensation Committee" included elsewhere in this proxy statement, our Board of Directors has delegated to the Compensation Committee the responsibility, among other things, to determine any and all compensation payable to our executive officers, including annual salaries, incentive compensation, long-term incentive compensation and all other compensation, and to administer our equity and incentive compensation plans applicable to our executive officers. The processes and procedures the Compensation Committee use to consider and determine executive compensation are described under the heading "Corporate Governance—Compensation Committee—Processes and Procedures for Consideration and Determination of Executive Compensation" included elsewhere in this proxy statement.

Objectives of Our Executive Compensation Program

        Our executive compensation program is designed to:

  •
  attract and retain executives important to the success of our company and the creation of value for our shareholders;

  •
  motivate our executives to achieve our desired financial, earnings and other corporate goals and create shareholder value; and

  •
  reward our executives for the achievement of our desired financial, earnings and other corporate goals, the creation of shareholder value in the short and long term and their contributions, in general, to the success of our company.

Our Philosophy

        Our executive compensation program and the decisions of the Compensation Committee are based on the following philosophy and principles:

  •
  We favor linking a significant component of compensation that varies depending on the attainment of financial and earnings goals and the performance of our stock price over solely fixed compensation.

  •
  Total compensation should generally increase with position and responsibility. A greater percentage of total compensation should be tied to corporate performance and stock price, and therefore be at risk, as position and responsibility increases. As a result, individuals, such as our named executive officers, with greater roles and responsibilities associated with achieving our desired financial and earnings goals should bear a greater proportion of the risk that those objectives are not achieved and our stock price decreases than other employees and should receive a greater proportion of the reward if such goals are met or surpassed and our stock price increases.

  •
  We seek to align the interests of our executives with the interests of our shareholders through, among other means, the use of long-term, equity-based incentive compensation, in the form of stock options.

Determination of Amount of Executive Compensation and Use of Benchmarking

        In determining the amount of compensation to pay our named executive officers, the Compensation Committee considers a variety of factors, such as the executive's position within the company and the level of responsibility and skills required by the executive's position; the executive's qualifications; the attainment of or failure to attain our financial and earnings goals; individual performance of the executive; current and historical compensation levels; the executive's length of service with our company and other considerations the Compensation Committee deems relevant.

        One of the other considerations the Compensation Committee looks at is the compensation that public companies that are similar to us paid to their executive officers. To assist in that analysis, in 2010 the Compensation Committee looked at information provided to it by Equilar, Inc., an outside consulting firm. The study conducted by Equilar concerned the compensation paid to the executive officers of 28 public companies that are engaged in the manufacturing of scientific and technical instruments. The Compensation Committee particularly focused on the compensation paid to the executive officers of the companies included in this information that had a market capitalization, revenues and net income similar to ours. We refer to these companies in this discussion as our "peer group companies."

        Our executive compensation program as a whole and each individual element of the program is designed to provide a level of compensation that is competitive for public companies that are comparable to us in terms of profitability, complexity and size in order to attract, motivate and retain executives necessary to the achievement of our desired financial and earnings goals. We generally target total compensation of our executive officers to be within the range of the aggregate compensation that our peer companies pay to its executive officers. However, we do not focus on whether or not the total compensation of our executives is above or below the mean or median compensation that is paid to the executive officers of our peer group companies, because we recognize that trying to tie the compensation that we pay to our executives to any specific metric that is based on the compensation paid by other companies can result in volatility from year to year based on circumstances unique to those companies which may not impact us. We also recognize that those companies may have compensation philosophies that differ from ours.

Determination of Form of Executive Compensation and Total Compensation Mix

        The principal elements of our executive compensation program consist of base salary, annual incentive compensation, long-term equity-based incentive compensation in the form of stock options, and other compensation as described in more detail below under the heading "—Elements of Our Executive Compensation Program."

        We believe these elements achieve the objectives of our compensation program by providing a base salary which is adjusted to reflect individual and company performance, requiring that our financial and earnings goals be met or exceeded to earn a bonus under our annual cash incentive plan, requiring that specific company-related performance goals be met or exceeded to earn a special annual incentive bonus, and awarding stock options with an exercise price equal to the price of our common stock on the date of grant so that the options will only have value if the market price of our common stock increases over time.

        In determining the form of compensation to pay our named executive officers, the Compensation Committee views these elements of our executive compensation program as related but distinct. Although the Compensation Committee reviews total compensation, it does not believe that significant compensation derived by an executive from one element of our compensation program should necessarily negate or result in a reduction in the amount of compensation the executive receives from other elements or that, on the flip side, minimal compensation derived from one element of compensation should necessarily result in an increase in the amount the executive should receive from one or more other elements of compensation.

        Except as described below, the Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of non-cash compensation. However, the Compensation Committee's philosophy is to make a greater percentage of an executive's compensation performance-based, and therefore at risk, as the executive's position and responsibility increases given the influence more senior level executives generally have on company performance. It is also the Compensation Committee's view to keep cash compensation at a competitive level while providing the opportunity to be fairly rewarded through long-term equity-based incentive compensation, in the form of stock options, if the company's stock price performs well over time. Thus, individuals with greater roles and responsibilities associated with achieving our company's financial and earnings goals, and thus presumably increasing the total return to our shareholders, should bear a greater proportion of the risk that those goals are not achieved than other employees and should receive a greater proportion of the reward if those goals are met or surpassed.

Elements of Our Executive Compensation Program

        The principal elements of our executive compensation program for 2010 consisted of:

  •
  base salary;

  •
  annual incentive compensation, in the form of payments under our annual incentive pay plan and special performance related bonus plan;

  •
  long-term equity-based incentive compensation in the form of stock options; and

  •
  all other compensation.

        In addition, our executive compensation program also includes certain change in control arrangements and post-termination severance arrangements, which are described in more detail below under the heading "—Change in Control and Post-Termination Severance Arrangements."

Base Salary

        General.    We provide a base salary for our named executive officers that is not subject to company or individual performance risk. We recognize the need for most executives to receive at least a portion of their total compensation in the form of a guaranteed base salary that is paid in cash regularly throughout the year to support a reasonable standard of living.

        We initially set base salaries for our executives at a level that we believe enables us to hire and retain them in a competitive environment and to reward satisfactory individual performance and a satisfactory level of contribution to our overall business objectives. The Compensation Committee reviews base salaries for our named executive officers each year beginning in November and generally approves any increases for the following year in December or as soon as practicable thereafter. Regardless of when the final decision regarding base salaries for a calendar year is made by the Compensation Committee, any increases in base salaries are effective as of January 1 of that year, which could result in a retroactive payment to the executive shortly after the final decision is made.

        The Compensation Committee's determination regarding the base salaries of our named executive officers are based on a number of factors, including: the executive's level of responsibility, prior experience, base salary for the prior year, base salary and other compensation data for similarly situated executives from some of our peer group companies, the skills required by the position, length of service with our company (or predecessors), past individual performance, company performance and other considerations the Compensation Committee deems relevant. The Compensation Committee also recognizes that in addition to the typical responsibilities and duties held by our executives by virtue of their positions, they often have additional responsibilities and perform additional duties that typically would be delegated to others in most organizations with additional personnel and resources.

        Analysis.    Annualized base salary rates for 2009, 2010 and 2011 for our named executive officers are as follows:

Name	2009	2010	% Change From 2009	2011	% Change From 2010
Robert L. Demorest	$273,432	$281,635	3.0%	$295,717	5.0%
Robert E. Forsberg	144,040	148,361	3.0%	160,779	8.4%
Darrell B. Lee	152,498	157,073	3.0%	174,927	11.4%
Douglas J. Lindemann	176,036	181,317	3.0%	190,383	5.0%
Daniel W. Mayer	206,482	212,676	3.0%	223,310	5.0%

        We have historically granted our executive officers a mid-single digit percentage increase in their base salary each year, although the percentage may be higher or lower if the responsibilities of the executive increased or decreased during the year. Each of our executive officers was granted a 3% increase to his base compensation for 2010 and, except for Messrs. Forsberg and Lee, a 5% increase for 2011, which are typical increases for years in which none of our executive officers experienced material changes to their job duties and responsibilities. The percentage increase for 2010 was lower due to indications of a global slowdown in economic activity and the related impact on company performance. For 2011, each of Messrs. Forsberg and Lee received an increase equal to 5% of his base salary plus an additional annual increase of $5,000 and $10,000, respectively, in order to align their base salaries with similarly situated executives in our peer group.

        For 2010, base salaries accounted for approximately 44% of total compensation for our Chairman, President and Chief Executive Officer and approximately 50% on average for the other named executive officers. Our Chairman, President and Chief Executive Officer having the lowest percentage of his overall compensation consisting of his base salary is consistent with our philosophy that executives with greater responsibility for achieving our desired financial and earnings goals should have a greater percentage of compensation subject to performance risk.

Annual Incentive Compensation

        General.    In addition to base compensation, we provide our named executive officers the opportunity for annual incentive compensation, which is designed to provide a direct financial incentive to our executives to achieve annual financial, earnings and other goals of our company. We provide our named executive officers a direct financial incentive to achieve our annual profit goals through the MOCON, Inc. Incentive Pay Plan. In addition, we have a special performance related bonus arrangement for our named executive officers to further motivate them to achieve other company-related performance goals. We believe that the combination of our Incentive Pay Plan, which rewards our executives for achieving and exceeding annual financial and earnings goals, and the special performance related bonus, which rewards our executives for successfully executing on initiatives that we believe will have a positive long-term impact, provides appropriate monetary incentives for our executives to help our company achieve both near term and long term success.

        MOCON, Inc. Incentive Pay Plan.    The MOCON, Inc. Incentive Pay Plan directly links our annual financial results with our executives' overall compensation. For 2010 and 2011, the target for each of our named executives was a specified amount of our annual net income before income taxes and incentives.

        At the end of each calendar year, our Board analyzes budgets and projections for the upcoming year provided by our executive officers. After discussions with our Chairman, President and Chief Executive Officer and other executives, our Board approves a budget that includes a targeted amount of pre-tax income. The Compensation Committee establishes goal amounts for our named executive officers based on such pre-tax income target and then determines the percentage of salary at goal for each executive for the following year. The percentage of salary at goal for each executive will typically be consistent with prior years. Our Chairman, President and Chief Executive Officer typically has a target bonus amount that is a higher percentage of his base salary as compared to our other executive officers to reflect our philosophy that as the executive officer with the highest level of responsibility for achieving our desired financial and earnings goals, our Chairman, President and Chief Executive Officer should have the highest percentage of his compensation at risk.

        The 2010 percentages of salary at goal, which were consistent with the range set by the Compensation Committee in December 2009, ranged from 35% to 65% of 2010 base salary, with the actual incentive paid based on the percentage of goal achieved, up to a maximum of 150% of the target. The base bonus amount for Mr. Demorest was set at 65% of his base salary for 2010 and is set at 65% of his base salary for 2011. The base bonus amounts for our other named executive officers ranged from 35% to 45% of their base salary for 2010 and 2011.

        Bonuses are paid if we achieve our profit goals, which are generally set by the Compensation Committee at the end of the prior year. To the extent that our profits are less than or greater than established goals, the actual bonus amounts paid are proportionally reduced or increased but may not exceed 150% of the base bonus amount. There is no floor amount for the bonus amount, so as long as we have positive net income before income taxes and incentives, each of our executive officers (and other employees who participate in our Incentive Pay Plan) will be paid a bonus. Although many bonus plans do include minimum performance targets that must be reached in order for any bonus amount to be paid (commonly referred to as a "floor"), we believe that the presence of a floor can have a negative impact on the motivation of participants in our Incentive Pay Plan if there is a reasonable likelihood that any applicable minimum target would not be met, and the purpose of our Incentive Pay Plan is to constantly provide our executive officers and employees with a monetary incentive to help us achieve our financial goals. Therefore, we feel the absence of a floor in our Incentive Pay Plan is appropriate.

        Special Performance Related Bonus Arrangements.    We currently offer each of our named executive officers the opportunity to earn a bonus each year through an individual incentive plan by successfully attaining a goal that is set each year by the Compensation Committee. The goal may be financial or non-financial in nature, and the Compensation Committee has the sole discretion in determining each year whether or not the goal has been achieved. In setting the goal each year, the Compensation Committee will choose one or more objectives that are important to the long-term success of our company, but that may or may not have a significant short-term financial impact. The Compensation Committee believes that this special performance related bonus arrangement is an important element of our overall executive compensation program because it motivates our executives to successfully execute on certain specific initiatives that the Compensation Committee believes will have a long-term impact on our company. The terms of the special performance related bonus arrangements are typically set forth in resolutions approved by the Compensation Committee and are not otherwise set forth in any written agreements between us and our named executive officers.

        If the special performance related bonus is earned by an executive in 2011, it will be paid in the form of an extra week of vacation plus an all-expense paid trip for two, up to maximum amounts ranging from $10,000 to $13,000. The Compensation Committee has decided to pay the bonus in this form so that both the executive and his/her spouse experience an immediate and tangible reward for the sacrifices that are made during the year by both the executive and his/her family in order for the specific performance related goal to be achieved.

        Analysis.    The annual incentive compensation opportunities for our named executive officers for 2009, 2010 and 2011 under the MOCON,  Inc. Incentive Pay Plan are summarized below.

		Incentive Pay Plan Opportunity
		Target Performance		Max. Performance(1)
		% Salary	$ Amount	% Salary	$ Amount
Robert L. Demorest	2009	65%	177,731	98%	267,963
	2010	65%	183,063	98%	276,002
	2011	65%	192,216	98%	289,803
Robert E. Forsberg	2009	35%	50,414	53%	76,272
	2010	35%	51,926	53%	78,631
	2011	35%	56,273	53%	85,213
Darrell B. Lee	2009	40%	60,999	60%	91,499
	2010	40%	62,829	60%	94,244
	2011	40%	69,971	60%	104,956
Douglas J. Lindemann	2009	45%	79,216	68%	119,704
	2010	45%	81,593	68%	123,296
	2011	45%	85,672	68%	129,460
Daniel W. Mayer	2009	40%	82,593	60%	123,889
	2010	40%	85,070	60%	127,606
	2011	40%	89,324	60%	133,986

(1)
150% of Target

        Payouts made to our named executive officers under the MOCON, Inc. Incentive Pay Plan for 2010 were as follows:

	Incentive Pay Plan Payouts for 2010 Performance
			Incentive Pay Plan Payouts as % of 2010 Total Compensation
	$ Amount	% Target
Robert L. Demorest	$251,434	137%	39%
Robert E. Forsberg	71,321	137%	25%
Darrell B. Lee	86,297	137%	27%
Douglas J. Lindemann	112,066	137%	30%
Daniel W. Mayer	116,846	137%	28%

        In addition to the above Incentive Pay Plan bonus, each of our named executive officers was awarded the special performance related bonus for 2010 because the Compensation Committee determined that each of our executives had successfully completed the pre-determined criteria as set by our Compensation Committee at the end of 2009. The bonus will be paid in 2011 in the form of an extra week of vacation and an all-expense paid trip for two, subject to a $13,000 cap in the case of Mr. Demorest, and a $10,000 cap in the case of each of Messrs. Forsberg, Lee, Lindemann, and Mayer.

Long-Term Equity-Based Incentive Compensation

        General.    Although we do not have any stock retention or ownership guidelines, our Board encourages our named executive officers to have a financial stake in our company in order to align the interests of our shareholders and management. We therefore provide long-term equity-based incentive compensation to our named executive officers, as well as to all of our employees. This compensation has historically been paid in the form of stock options. We believe that equity incentive compensation is an important part of our overall compensation program. In particular, we believe that equity-based compensation, such as stock options, align the interests of our executives and other employees with shareholder interests and long-term value creation and enable these individuals to achieve meaningful equity ownership in our company. Through the grant of stock options, we seek to align the long-term interests of our executives and other employees with the long-term interests of our shareholders by creating a strong and direct linkage between compensation and long-term shareholder return. When our executives deliver positive returns to our shareholders, in the form of increases in our stock price or otherwise, stock options allow our executives to share in this positive return. We believe stock options or other equity-based compensation also may enable us to attract, retain and motivate executives and other employees by maintaining competitive levels of total compensation. Unless our stock price increases after stock option grants are made, the stock options deliver no value to the option holders. A stock option becomes valuable only if our common stock price increases above the option exercise price and the holder of the option remains employed during the period required for the option to "vest." This provides an incentive for an option holder to remain employed by us.

        All of the stock options held by our executives and other employees have been granted under the MOCON, Inc. 2006 Stock Incentive Plan or our predecessor plan, the MOCON, Inc. 1998 Stock Option Plan. Both of these plans have been approved by our shareholders. Under the 2006 plan, we have the ability to grant stock options, stock appreciation rights, restricted stock awards, stock unit awards, performance awards and stock bonuses. To date, only incentive and non-statutory stock options have been granted. The 2006 plan contains both an overall limit on the number of shares of our common stock that may be issued, as well as individual and other grant limits, and we are seeking shareholder approval to increase the number of shares we may issue under the 2006 Plan and to increase the number of incentive stock options we may issue under the 2006 Plan (see "Proposal Two"). For more information regarding the terms of our 2006 plan, we refer you to "Executive Compensation—Grants of Plan-Based Awards—MOCON, Inc. 2006 Stock Incentive Plan" and "Proposal Two."

        In March 2007, we adopted a "Policy and Procedures Regarding the Grant of Stock Options and Other Equity-Based Incentive Awards." Under this policy, the Compensation Committee has retained all authority to grant options and other equity-based incentive awards to eligible recipients, and none of its authority may be delegated to our management in the form of "mass" or "block" grants to be allocated among employees by our management. Grants to be made in connection with new hires and promotions will be recommended by our Chairman, President and Chief Executive Officer and will be considered and acted upon by the Compensation Committee at the next Compensation Committee meeting or by unanimous written consent resolutions or, in the case of executive officers, as part of their compensation package at the time of hire or promotion. Current executive officers and other employees are eligible for option grants thereafter on a periodic basis. We do not have, nor have we ever had, a program, plan or practice to time stock option grants to executives in coordination with the release of material nonpublic information.

        The policy also sets forth the general terms and conditions of our stock option grants. For example, we generally grant "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, in order to provide our executives and other employees the additional tax benefit associated with incentive stock options, which we believe at this time outweighs our interest in obtaining the tax deduction which would be available if we granted non-statutory stock options which were later exercised by the optionees. The stock options granted to our employees (except executive officers) typically vest or become exercisable over a period of four years from the date of grant, with one-fourth of the underlying shares vesting in each year on the anniversary of the date of grant, or for the executive officers, over one year following the date of grant, with one-fourth of the underlying shares vesting each three months after the date of grant. Stock options typically remain exercisable for a period of seven years from the date of grant, so long as the optionee continues to be employed by us. When we adopted our 2006 plan, we reduced the maximum term of options granted under the plan to seven years from 10 years in order to reduce the amount of compensation expense we are required to recognize upon the grant of stock options under the plan.

        It is our policy to set the per share exercise price of all stock options granted under the 2006 plan at an amount equal to the fair market value of a share of our common stock on the date of grant. For purposes of the 2006 plan, the fair market value of our common stock was previously the mean between the high and low sale price of our common stock, as reported by the Nasdaq Global Market System, and is now the closing sales price as reported on Nasdaq. The Compensation Committee may not, under the terms of the 2006 plan, without prior approval of our shareholders, seek to effect any re-pricing of any previously granted, "underwater" option by amending or modifying the terms of the underwater option to lower the exercise price, cancelling the underwater option and granting replacement options having a lower exercise price, or other incentive award in exchange, or repurchasing the underwater options and granting new incentive awards under the plan. For purposes of the 2006 plan, an option is deemed to be "underwater" at any time when the fair market value of our common stock is less than the exercise price. Other typical terms of the stock options we grant to our executives and other employees are described elsewhere in this proxy statement under the heading "Executive Compensation—Grants of Plan-Based Awards—MOCON, Inc. 2006 Stock Incentive Plan."

        Our stock option programs are broad-based and in 2010 all of our employees located in the United States received stock option grants. Approximately 51% of the options covered by those grants went to employees other than our named executive officers.

        We review the long-term equity-based incentives for our named executive officers, on an individual basis and on an aggregate basis, at least once each year at the time we determine base salaries and the terms of our annual incentive compensation arrangements for the upcoming year. The Compensation Committee's determinations regarding the number of stock options to grant our named executive officers are based on a number of factors, including: the executive's position within the company and the level of responsibility, skills and experiences required by the executive's position; the attainment of or failure to attain company objectives and the difficulty in achieving desired company objectives; individual performance of the executive; the executive's length of service to our company; the executive's percentage ownership of our common equity outstanding, including stock options; and competitive compensation data, including outstanding options held by an executive as a percentage of our common equity outstanding.

        Analysis.    During 2010, we granted stock options to all of our U.S. based employees, including each of our named executive officers. The stock options granted to our named executive officers during 2010 are described in the Grants of Plan-Based Awards—2010 Table under the heading "Executive Compensation—Grants of Plan-Based Awards" and the number of stock options held by our named executive officers as of December 31, 2010 is included in the Outstanding Equity Awards at Fiscal

Year-End—2010 Table under the heading "Executive Compensation—Outstanding Equity Awards at Fiscal Year End" contained elsewhere in this proxy statement.

        For 2010, the value of stock options granted to our named executive officers, as a percentage of their 2010 total compensation, was as follows:

	Aggregate Fair Value of Stock Option Awards	Value of Stock Option Awards as % of 2010 Total Compensation
Robert L. Demorest	$51,350	8.0%
Robert E. Forsberg	39,500	14.0%
Darrell B. Lee	39,500	12.6%
Douglas J. Lindemann	39,500	10.6%
Daniel W. Mayer	39,500	9.4%

All Other Compensation

        General.    It is generally our policy not to extend significant perquisites to our executives that are not available to our employees, with the exception that we provide to our named executive officers the personal use of a company owned vehicle and the right to purchase such vehicle at its depreciated value. Our executives also receive benefits, which are also received by our other employees, including participation in the MOCON, Inc. Savings and Retirement Plan and health, dental and life insurance benefits. Under the MOCON, Inc. Savings and Retirement Plan, all eligible participants, including our named executive officers, may voluntarily request that we reduce his or her pre-tax compensation by up to 75% (subject to certain special limitations) and contribute such amounts to a trust. We contributed an amount equal to 50% of the first 6% of the amount that each participant contributed under this plan during 2010. We do not provide pension arrangements or post-retirement health coverage for our executives or employees. We also do not provide any nonqualified defined contribution or other deferred compensation plans.

        All of our employees, including our named executive officers, are employed at will and do not have employment agreements. We have, however, entered into written severance agreements with all of our named executive officers, which provide for certain cash and other benefits upon the termination of the executive's employment with us under certain circumstances, as described below.

Change in Control and Post-Termination Severance Arrangements

        Our stock incentive and option plans, and the individual agreements entered into in connection with the grant of stock options under our plans, provide for the immediate vesting of all stock options then held by our named executive officers, as well as all other employees, upon the completion of a change in control of our company. In addition, our named executive officers have severance agreements with us that provide for the immediate vesting of all stock options then held by our named executive officers upon the completion of a change in control of our company and also provide for a severance payment upon the termination of their employment with us under certain circumstances, including in connection with or within 24 months of a change in control of our company. This severance payment is structured as a lump sum cash payment that is equal to the highest annual salary that the executive had in effect prior to the date of termination in the case of a termination of the executive that is not made in connection with (or within 24 months of) a change in control and is not for "cause."

        If we (or any successor organization) terminate the executive's employment or the executive voluntarily terminates his employment for "good reason" in connection with (or at any time within 24 months following) a change in control and the termination is for any reason other than for "cause," the severance payment is structured as a lump sum payment that is equal to twice the highest annual salary that the executive had in effect prior to the date of termination less any compensation paid to the executive for service after the change in control, although such reduction cannot reduce the amount of the severance payment below an amount equal to the highest annual salary that the executive had in effect prior to the date of termination. These arrangements, including the quantification of the payment and benefits provided under these arrangements, are described in more detail elsewhere in this proxy statement under the heading "Executive Compensation—Potential Payments Upon Termination or Change in Control."

        The severance agreements with our named executive officers which provide for these severance and change in control arrangements were originally entered into in November 2000 in the case of each of Messrs. Demorest, Lindemann and Mayer, in December 2006 in the case of Mr. Lee, and in June 2008 in the case of Mr. Forsberg. In November 2007, we made changes to the Change in Control Severance Agreements, solely to comply with final regulations published by the Internal Revenue Service under an exception to Section 409A of the Internal Revenue Code of 1986, as amended. There have been no changes to the economic terms of the Change in Control Severance Agreements since they were adopted.

        We believe that the severance and change in control protections provided in the agreements are relevant and an important part of our executive compensation program. We believe such protections continue to provide important retention value, especially during critical time periods. We also believe similar protections are typically provided by other companies, including companies with which we compete for executive talent, and thus believe we must continue to offer such protections in order to be competitive. All cash severance payments are conditioned upon the executive signing a general release of all claims against us.

        We believe the change in control provisions in our stock incentive and option plans and the agreements evidencing stock options under such plans and the severance agreements are particularly important. Pursuant to these provisions, all stock options held by our named executive officers (as well as all other optionees) become immediately vested and exercisable upon the completion of a change in control of our company. Thus, the immediate vesting of stock options is triggered by the change in control and thus is known as a "single trigger" change in control arrangement. While "single trigger" change in control arrangements are often criticized as creating a "windfall" for optionees, we, nonetheless, believe such arrangements are appropriate since they provide important retention value during what can often be an uncertain time for employees and provide executives additional monetary motivation to complete a transaction that our Board believes is in the best interests of our shareholders. If an executive were to leave prior to the completion of the change in control, unvested stock options held by the executive would terminate.

        In order for our named executive officers to receive any other payment or benefit as a result of a change in control of our company, however, there must be a termination event, such as a termination of the executive's employment by us without cause or a termination of the executive's employment by the executive for good reason, either in connection with the change in control or within 24 months of the change in control. The termination of the executive's employment by the executive without good reason will not give rise to any additional payments or benefits either in a change in control situation or otherwise. Thus, these additional payments and benefits will not just be triggered by a change in control, but will also require a termination event not within the control of the executive, and thus are known as "double trigger" change in control arrangements. We believe these "double trigger" change in control arrangements are also important since they too provide important retention value and because they are not "single trigger" arrangements, they prevent the executive from receiving what could be considered by some shareholders as too significant a windfall upon a change in control.

        We believe our change in control arrangements mitigate some of the risk that exists for executives working in a small profitable publicly held company where there is a meaningful likelihood that the company may be acquired in the future. These arrangements are also intended to attract and retain qualified executives that have alternatives that may appear to them to be less risky absent these arrangements, and mitigate a potential disincentive to consideration and execution of such an acquisition, particularly where the services of these executive officers may not be required by the acquirer.

        We believe our change in control and severance arrangements are an important part of our compensation program due to the important retention and motivational value. We also believe the change in control provision in our stock incentive and option plans and the agreements evidencing stock options under such plans and the severance agreements are consistent with the design provisions and benefit levels of other companies disclosing such protections, as provided in public Securities and Exchange Commission filings and as periodically published in various surveys and research reports.

Accounting and Tax Considerations

        We account for equity compensation paid to our employees under the rules of FASB ASC Topic 718, which requires us to estimate and record an expense over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

        We structure cash base salary and annual incentive compensation so that it is taxable to our executives at the time it becomes available to them. We currently intend that all cash compensation paid will be tax deductible for us. In addition, with respect to equity compensation awards, all of our executives have received equity compensation awards in the form of incentive stock options, which would entitle us to a tax deduction if there was a disqualifying disposition by the executive. However, some of the incentive stock options that have been granted have exceeded the $100,000 per year limitation (with respect to exercisability) set forth in Section 422 of the Internal Revenue Code. Accordingly, the incentive stock options granted in excess of this $100,000 per year limitation will be treated as non-qualified stock options for tax purposes. We will, therefore, be entitled to a tax deduction in the year in which the non-qualified stock option is exercised in an amount equal to the amount by which the fair market value of the shares underlying the non-qualified stock options on the date of exercise exceeds the option exercise price.

        Section 162(m) of the Internal Revenue Code requires that we meet specific criteria, including shareholder approval of certain stock and incentive plans, in order to deduct, for federal income tax purposes, compensation over $1 million per individual paid to our named executive officers. Since none of our named executive officers received compensation over $1 million during 2010, we were not affected by the limitations of Section 162(m) of the Internal Revenue Code.

 EXECUTIVE COMPENSATION

Compensation Committee Report

        This report is furnished by the Compensation Committee of the Board of Directors with respect to the "Compensation Discussion and Analysis" section of this proxy statement.

        The primary purpose of the Compensation Committee is to assist the Board of Directors in discharging its responsibilities relating to the compensation of our executive officers. In performing its oversight role, the Compensation Committee has reviewed and discussed the "Compensation Discussion and Analysis" section of this proxy statement with our management.

        Based on the review and discussions of the Compensation Committee described above, the Compensation Committee recommended to the Board of Directors that the "Compensation Discussion and Analysis" section be included in this proxy statement for filing with the Securities and Exchange Commission.

Compensation Committee
Tom C. Thomas, Chairman J. Leonard Frame

        The foregoing Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the foregoing Compensation Committee Report shall not be incorporated by reference into any such filings.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee in 2010 were Messrs. Frame and Thomas. Messrs. Frame and Thomas continue to serve on the Compensation Committee. None of the individuals who served on the Compensation Committee during 2010 or currently serve on the Compensation Committee is or has been an officer or employee of our company or any of our subsidiaries or has had any relationship requiring disclosure by us under Item 404 of SEC Regulation S-K. Although Mr. Demorest is not a member of the Compensation Committee, he periodically attends the meetings for the purpose of providing continuity and detailed information about employees and compensation plans. Mr. Demorest does not participate in any option grant or incentive award decision relating to executive officers or any decision of the Compensation Committee that might affect him personally. During 2010, none of our executive officers served on the Compensation Committee (or equivalent), or the board of directors, of another entity whose executive officer(s) served on our Compensation Committee or our Board of Directors.

Summary of Cash and Other Compensation

        The following table provides summary information concerning all compensation awarded to, earned by or paid to our principal executive officer, our principal financial officer, and our three other most highly compensated executive officers, other than our principal executive officer or principal financial officer, who earned more than $100,000 during the year ended December 31, 2010. We refer to these individuals in this proxy statement as our "named executive officers."

SUMMARY COMPENSATION TABLE—2010

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Robert L. Demorest	2010	$281,635	$0	$51,350	$251,434	$40,661	$638,080
Chairman of the Board,					13,000
President and Chief Executive	2009	273,432	0	27,200	117,849	11,643	443,124
Officer					13,000
	2008	268,982	0	24,000	176,153	12,380	494,515
					13,000
Robert E. Forsberg(4)	2010	148,361	0	39,500	71,321	13,446	282,628
Vice President and					10,000
President, Baseline-MOCON	2009	144,040	0	20,400	2,280	14,517	188,737
					7,500
Darrell B. Lee	2010	157,073	0	39,500	86,297	21,823	314,693
Vice President, Chief Financial					10,000
Officer, Treasurer and Secretary	2009	152,498	0	20,400	40,412	11,978	235,288
					10,000
	2008	146,821	0	18,000	60,413	10,734	245,968
					10,000
Douglas J. Lindemann	2010	181,317	0	39,500	112,066	31,236	374,119
Vice President and General					10,000
Manager	2009	176,036	0	20,400	52,459	15,680	274,575
					10,000
	2008	169,265	0	18,000	78,539	13,153	288,957
					10,000
Daniel W. Mayer	2010	212,676	0	39,500	116,846	40,865	419,887
Executive Vice President and					10,000
Chief Technology Officer	2009	206,482	0	20,400	54,718	19,550	311,150
					10,000
	2008	201,594	0	18,000	81,798	19,084	330,476
					10,000

(1)
Reflects the aggregate grant date fair value recognized for each named executive officer for financial statement reporting purposes with respect to the fiscal years ended December 31, 2010, 2009 and 2008 in accordance with FASB ASC Topic 718. We refer you to note 9 to our consolidated financial statements for the fiscal year ended December 31, 2010 for a discussion of the assumptions made in calculating the dollar amount recognized for each officer for financial statement reporting purposes with respect to the fiscal years ended December 31, 2010, 2009 and 2008 in accordance with FASB ASC Topic 718. None of the option awards are subject to performance conditions.

(2)
The first number in this column for each executive reflects amounts earned under the MOCON, Inc. Incentive Pay Plan and the second number is the maximum amount earned under special performance related bonus arrangements. Although earned in 2010, both of these amounts were or will be paid to the executive in 2011. For more information regarding the material terms of the MOCON, Inc. Incentive Pay Plan and the special performance related bonus arrangements, see "—Grants of Plan-Based Awards—MOCON, Inc. Incentive Pay Plan" and "—Grants of Plan-Based Awards—Special Performance Related Arrangements" and Proposal Two included elsewhere in this proxy statement.

(3)
The amounts shown in this column include the following with respect to each named executive officer for 2010:

Name	401(k) Match	Life Insurance Premiums	Personal Use of Auto
Robert L. Demorest	$7,360	$3,530	$29,771
Robert E. Forsberg	4,519	508	8,419
Darrell B. Lee	5,925	848	15,050
Douglas J. Lindemann	5,587	362	25,287
Daniel W. Mayer	7,358	839	32,668
(4)
Mr. Forsberg became Vice President of MOCON effective February 10, 2009.

        Employment Agreements.    All of our employees, including our named executive officers, are employed at will and do not have employment agreements that guarantee them any particular base salary, annual incentive cash compensation or any other compensation or benefits. We have, however, entered into written severance agreements with our named executive officers, which agreements are described in more detail under the heading "Potential Payments Upon Termination or Change in Control" contained elsewhere in this proxy statement.

        MOCON Inc. Savings and Retirement Plan.    Under the MOCON, Inc. Savings and Retirement Plan, participants, including our named executive officers, may voluntarily request that we reduce his or her pre-tax compensation by up to 75% (subject to certain special limitations) and contribute such amounts to a trust. In 2010, we contributed an amount equal to 50% of the first 6% of the amount that each participant contributed under this plan.

        Total Compensation Mix.    The average base salary of the named executive officers other than our CEO accounted for over 50% of the total compensation of each, while incentive compensation (consisting of amounts paid under the MOCON Incentive Pay Plan, the special performance plan and the fair value of options granted) accounted for approximately 42% of the total compensation of the named executive officers other than our CEO.

Grants of Plan-Based Awards

        The following table provides information concerning grants of plan-based awards to each of our named executive officers during the year ended December 31, 2010.

GRANTS OF PLAN-BASED AWARDS—2010

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				All Other Option Awards: Number of Securities Underlying Options(#)(2)
								Exercise or Base Price of Option Awards ($/Sh)(3)
									Grant Date Fair Value of Option Awards(4)
Name	Grant Date	Target ($)		Maximum ($)
Robert L. Demorest	12/31/10	—		—		13,000	(5)	$12.96	$51,350
		$192,216	(6)	$289,803	(6)	—		—	—
		13,000	(7)	—		—		—	—
Robert E. Forsberg	12/31/10	—		—		10,000	(5)	12.96	39,500
		56,273	(6)	85,213	(6)	—		—	—
		10,000	(7)	—		—		—	—
Darrell B. Lee	12/31/10	—		—		10,000	(5)	12.96	39,500
		69,971	(6)	104,956	(6)	—		—	—
		10,000	(7)	—		—		—	—
Douglas J. Lindemann	12/31/10	—		—		10,000	(5)	12.96	39,500
		85,672	(6)	129,460	(6)	—		—	—
		10,000	(7)	—		—		—	—
Daniel W. Mayer	12/31/10	—		—		10,000	(5)	12.96	39,500
		89,324	(6)	133,986	(6)	—		—	—
		10,000	(7)	—		—		—	—

(1)
Represents estimated future payouts under the MOCON, Inc. Incentive Pay Plan and special performance related bonus arrangements.

(2)
Represents options granted under the MOCON, Inc. 2006 Stock Incentive Plan.

(3)
Per share exercise price of option is equal to the average of the high and low sale prices of our common stock on the date of grant, as reported by the Nasdaq Global Market System, in accordance with the terms of the MOCON, Inc. 2006 Stock Incentive Plan, although future grants will be made with an exercise price equal to the closing sales price pursuant to the amended and restated 2006 Plan.

(4)
We refer you to note 9 to our consolidated financial statements for the fiscal year ended December 31, 2010 for a discussion of the assumptions made in calculating the grant date fair value of option awards.

(5)
This option vests over a one-year period, with one-fourth of the underlying shares vesting on March 31, June 30, September 30 and December 31, 2011.

(6)
Represents estimated future payouts under the MOCON, Inc. Incentive Pay Plan. The target is a defined percentage of the executive's salary, and the maximum is 150% of the target amount.

(7)
Represents maximum payout under special performance related bonus arrangements. The payout is paid in the form of an all expense-paid vacation for two, subject to a cap equal to the figure shown.

        MOCON, Inc. 2006 Stock Incentive Plan.    Under the terms of the MOCON, Inc. 2006 Stock Incentive Plan, our named executive officers, in addition to other employees and individuals, are eligible to receive equity compensation awards, such as stock options, stock appreciation rights, restricted stock awards, stock bonuses and performance awards. To date, only incentive and non-statutory stock options have been granted under the plan. The plan contains both an overall limit on the number of shares of our common stock that may be issued, as well as individual and other grant limits. We are seeking to increase certain of these limits as set forth under "Proposal Two" below.

        Incentive stock options must be granted with a per share exercise price equal to at least the fair market value of a share of our common stock on the date of grant. For purposes of the 2006 plan, the fair market value of our common stock was the mean between the reported high and low sale price of our common stock, as reported by the Nasdaq Global Market System, and has been changed to the closing sales price as reported on Nasdaq. We generally set the per share exercise price of all stock options granted under the plan at an amount equal to the fair market value of a share of our common stock on the date of grant.

        Except in connection with certain specified changes in our corporate structure or shares, the Compensation Committee may not, without prior approval of our shareholders, seek to effect any re-pricing of any previously granted, "underwater" option by amending or modifying the terms of the underwater option to lower the exercise price, cancelling the underwater option and granting replacement options having a lower exercise price, or other incentive award in exchange, or repurchasing the underwater options and granting new incentive awards under the plan. For purposes of the plan, an option is deemed to be "underwater" at any time when the fair market value of our common stock is less than the exercise price.

        Options will become exercisable at such times and in such installments as may be determined by the Compensation Committee, provided that options may not be exercisable after seven years from their date of grant. We generally provide for the vesting of stock options in equal annual installments over a four-year period commencing on the one-year anniversary of the date of grant or over a one year period with one-fourth of the underlying shares vesting at the end of each three month period following the grant date.

        Optionees may pay the exercise price of stock options in cash, except that the Compensation Committee may allow payment to be made (in whole or in part) by (1) using a broker-assisted cashless exercise procedure pursuant to which the optionee, upon exercise of an option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of our common stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the option and/or any related withholding tax obligations and remit such sums to us and directs us to deliver the shares to be issued upon such exercise directly to such broker or dealer; or (2) using a cashless exercise procedure pursuant to which the optionee surrenders to us shares of our common stock either underlying the option or that are otherwise held by the optionee.

        Under the terms of the plan, unless otherwise provided in a separate agreement, if a named executive officer's employment or service with our company terminates for any reason, the unvested portion of the option will immediately terminate and the executive's right to exercise the then vested portion of the option will:

  •
  immediately terminate if the executive's employment or service relationship with our company terminated for "cause";

  •
  continue for a period of 12 months if the executive's employment or service relationship with our company terminates as a result of the executive's death, disability or retirement; or

  •
  continue for a period of three months if the executive's employment or service relationship with our company terminates for any reason, other than for cause or upon death, disability or retirement.

        As set forth in the plan, the term "cause" is as defined in any employment or other agreement or policy applicable to the named executive officer or, if no such agreement or policy exists, means (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to us or any subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the overall duties, or (iv) any material breach of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with us or any subsidiary.

        As described in more detail under the heading "—Change in Control and Post-Termination Severance Arrangements" if there is a change in control of our company, then, under the terms of agreements evidencing options granted to our named executive officers and other employees under the plan, all outstanding options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the executive to whom such options have been granted remains in the employ or service of us or any of our subsidiaries.

        MOCON, Inc. 1998 Stock Option Plan.    Prior to the effectiveness of the MOCON, Inc. 2006 Stock Incentive Plan on May 16, 2006, the date our shareholders approved the plan, we granted options to purchase shares of our common stock under the terms of the MOCON, Inc. 1998 Stock Option Plan. The terms of the 1998 plan are similar to the terms of the MOCON, Inc. 2006 Stock Incentive Plan described above.

        MOCON, Inc. Incentive Pay Plan.    We maintain the MOCON, Inc. Incentive Pay Plan to directly link our annual financial results with our executives' overall compensation. For 2010, the target for each of Messrs. Demorest, Forsberg, Lee, Lindemann, and Mayer, our executives who have overall corporate responsibility, was a specified amount of our annual net income before income taxes and incentives.

        At the end of each calendar year, the Compensation Committee establishes goal amounts for our named executive officers and determines the percentage of salary at goal for each executive for the following year. The 2010 percentages of salary at goal, which were set by the Compensation Committee in December 2009, range from 35% to 65% of 2010 base salary earned, at goal, with the actual incentive paid based on the percentage of goal achieved, up to a maximum of 150%. The base bonus amount for Mr. Demorest was set at 65% of his base salary for 2010 and is currently set at 65% of his base salary for 2011. The base bonus amounts for our other named executive officers ranged from 35% to 45% of their base salary for 2010 and are the same for 2011.

        Bonuses are paid if we achieve our profit goals, which are set by the Board of Directors at the end of the prior year. To the extent that our profits are less than or greater than established goals, the actual bonus amounts paid are proportionally reduced or increased but may not exceed 150% of the base bonus amount.

        The payouts actually received by each of Messrs. Demorest, Forsberg, Lee, Lindemann, and Mayer for 2010 under the Incentive Pay Plan were $251,434, $71,321, $86,297, $112,066 and $116,846, respectively.

        Special Performance Related Bonus Arrangements.    We offer each of our named executive officers the opportunity to earn a special performance related bonus each year by successfully attaining a non-financial goal that is set each year by the Compensation Committee. The Compensation Committee has the sole discretion in determining each year whether or not the goal has been achieved. The Compensation Committee, with substantial input from our Board, sets one or more non-financial objectives that are important to the long-term success of our company, but that may or may not have a significant short-term financial impact. For more information on this bonus arrangement, see the discussion under "Compensation Discussion and Analysis—Annual Incentive Compensation" above.

        Other Information Regarding Plan-Based Awards.    Under severance agreements we have entered into with our named executive officers, upon the occurrence of a change in control, all stock options then held by the officer pursuant to our stock incentive plans would be accelerated and all such options would become fully vested and immediately exercisable as described in more detail under the heading "—Change in Control and Post-Termination Severance Arrangements."

Outstanding Equity Awards at Fiscal Year End

        The following table provides information regarding unexercised stock options for each of our named executive officers that remained outstanding at December 31, 2010. We did not have any stock awards outstanding at December 31, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END—2010

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Robert L. Demorest	40,000	0		6.700	9/21/11
	25,000	0		7.295	12/05/12
	25,000	0		8.075	12/22/13
	10,000	0		9.175	12/23/14
	10,000	0		8.905	12/28/15
	15,000	0		12.065	12/21/13
	10,000	0		10.950	12/30/14
	10,000	0		8.575	12/30/15
	10,000	0		9.210	12/30/16
	0	13,000	(1)	12.960	12/30/17
Robert E. Forsberg	200	0		9.400	11/06/11
	5,000	0		8.075	12/22/13
	2,000	0		9.175	12/23/14
	2,000	0		8.905	12/28/15
	7,500	0		12.065	12/21/13
	3,750	1,250		10.950	12/30/14
	2,500	2,500		8.575	12/30/15
	7,500	0		9.210	12/30/16
	0	10,000	(1)	12.960	12/30/17
Darrell B. Lee	10,000	0		12.065	12/21/13
	7,500	0		10.95	12/30/14
	6,500	0		8.575	12/30/15
	7,500	0		9.210	12/30/16
	0	10,000	(1)	12.960	12/30/17
Douglas J. Lindemann	12,000	0		6.700	9/21/11
	10,000	0		7.295	12/05/12
	10,000	0		8.075	12/22/13
	5,000	0		9.175	12/23/14
	5,000	0		8.905	12/28/15
	10,000	0		12.065	12/21/13
	7,500	0		10.95	12/30/14
	7,500	0		8.575	12/30/15
	7,500	0		9.210	12/30/16
	0	10,000	(1)	12.960	12/30/17
Daniel W. Mayer	17,500	0		6.700	9/21/11
	12,000	0		7.295	12/05/12
	12,000	0		8.075	12/22/13
	5,000	0		9.175	12/23/14
	5,000	0		8.905	12/28/15
	10,000	0		12.065	12/21/13
	7,500	0		10.95	12/30/14
	7,500	0		8.575	12/30/15
	7,500	0		9.210	12/30/16
	0	10,000	(1)	12.960	12/30/17

(1)
This option vests over a one-year period, with one-fourth of the underlying shares vesting on each of March 31, June 30, September 30 and December 31, 2011.

Options Exercised During Fiscal Year

        The following table provides information regarding the exercise of stock options during the year ended December 31, 2010 for each of our named executive officers on an aggregated basis. We do not have any outstanding stock awards and thus did not have any stock awards vest during the year ended December 31, 2010.

OPTIONS EXERCISED AND STOCK VESTED—2010

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Robert L. Demorest	39,000	223,800
Robert E. Forsberg	0	0
Darrell B. Lee	3,250	8,214
Douglas J. Lindemann	7,500	50,119
Daniel W. Mayer	15,090	79,712

(1)
The aggregate dollar value realized upon exercise is the difference between the market price of the underlying shares of our common stock on the date of exercise, based on the closing sale price of our common stock on the date of exercise, and the exercise price of the options.

Potential Payments Upon Termination or Change in Control

        Severance Agreements.    We have in place a severance agreement with each of our named executive officers. These severance agreements have no stated expiration dates and unless modified by the parties to such agreements will remain in place until the executives are no longer employed by us and all benefits payable under the agreements have been paid.

        The severance agreements provide for the payment to the executive of a lump sum amount upon the occurrence of the following termination events involving the executive, in each case conditioned upon the executive signing a general release of any and all claims he may have against us:

  •
  We terminate the executive's employment for any reason other than for "cause," in which case the executive is entitled to a lump sum payment equal to the highest annual salary that the executive had in effect prior to the date of termination; or

  •
  In connection with, or at any time within 24 months following, a "change in control" of our company, either we (or any successor organization to us) terminate the executive's employment for any reason other than for "cause" or the executive voluntarily terminates his employment for "good reason," in which case the executive is entitled to a lump sum payment equal to twice the highest annual salary that the executive had in effect prior to the date of termination less any compensation paid to the executive for service after the change in control, although such reduction cannot reduce the amount of the severance payment below an amount equal to the highest annual salary that the executive had in effect prior to the date of termination.

        In addition to the severance payment described above, and regardless of whether the executive remains employed by us or not, if a "change in control" of our company occurs, any unvested stock options then held by the executive will vest in full.

        A "change in control" is generally defined as the occurrence of any of the following events:

  •
  a merger or consolidation involving our company if less than 50% of the voting stock of the surviving company after the business combination is held by persons who were shareholders of our company before the merger or consolidation;

  •
  a merger or consolidation involving our company if more than 50%, but less than 75%, of the voting stock of the surviving company after the business combination is held by persons who were shareholders of our company before the merger or consolidation unless our Board of Directors approves in advance the merger or consolidation;

  •
  ownership by a person or group acting in concert of (i) at least 25%, but not 50% or more, of our voting securities unless our Board of Directors approves in advance the transaction that results in such ownership or (ii) at least 50% or more of our voting securities, regardless of any approval of our Board of Directors;

  •
  a sale, lease or transfer of substantially all of our assets to a person or entity not controlled by us;

  •
  approval by our shareholders of a plan for the liquidation of our company;

  •
  specified changes in the composition of our Board of Directors; or

  •
  any other change in control transaction that would be required to be reported in a filing with the SEC.

        For purposes of the severance agreements, "cause" means:

  •
  the executive's total disability which results in the executive's inability to perform the essential functions of the executive's position, with or without reasonable accommodation, provided the executive has exhausted his entitlement to any applicable leave, if he desires to take and satisfies all eligibility requirements for such leave;

  •
  the continued failure by the executive to substantially perform his duties after a demand for substantial performance is made that identifies the manner in which we believe that the executive has not substantially performed his duties, and the executive has failed to resume substantial performance within 30 days; or

  •
  the executive's conviction, or the entry of a pleading of guilty or nolo contendere by the executive, of any crime involving theft, embezzlement, fraud, or other dishonesty, or any felony; or

  •
  the willful engaging by the executive in conduct that is demonstrably and materially injurious to our company.

        An executive is entitled to terminate his employment for "good reason" if any of the following occurs within 24 months following a change in control of our company:

  •
  a substantial adverse change in the nature or scope of the executive's duties, powers, responsibilities, authorities or title from his duties, powers, responsibilities, authorities or title immediately prior to the change in control;

  •
  a reduction in the executive's annual base salary or target level of incentive compensation in effect immediately prior to the change in control;

  •
  the executive is required to be based at a location that is more than 50 miles from the executive's principal office immediately prior to the change in control; or

  •
  any successor company following the change in control refuses to assume and be responsible for our obligations under the agreement.

        Change in Control Arrangements under Our Equity-Based Compensation Plans.    The stock options held by our named executive officers were granted under either our current MOCON, Inc. 2006 Stock Incentive Plan or the MOCON, Inc. 1998 Stock Option Plan. Under the terms of these plans and agreements evidencing stock options granted under these plans, stock options become fully vested or exercisable following a "change in control" of our company, which is defined under the plans as:

  •
  the sale, lease, exchange or other transfer of all or substantially all of the assets of our company to a corporation that is not controlled by us;

  •
  the approval by our shareholders of any plan or proposal for the liquidation or dissolution of our company;

  •
  certain merger or business combination transactions;

  •
  more than 50% of our outstanding voting shares are acquired by any person or group of persons who did not own any shares of common stock on the effective date of the plan; and

  •
  certain changes in the composition of the Board of Directors.

        Effect of Section 280G of the Internal Revenue Code of 1986.    In any event, if any payments to a named executive officer under the severance agreements or otherwise are considered contingent upon a "change in control" for purposes of Section 280G of the Internal Revenue Code of 1986, as amended, and would therefore constitute a "parachute payment" under the Code, then such payments would be reduced to the largest amount as will result in no portion of such payments being subject to the tax imposed by Section 4999 of the Internal Revenue Code.

        Potential Payments to Named Executive Officers.    The following table describes the potential payments to each of our named executive officers in the event of a change in control of our company on December 31, 2010 or a termination of the executive's employment with us on December 31, 2010 either in connection with or within 24 months following a change in control of our company or not in connection with a change in control:

Name	Executive Benefits and Payments	Occurrence of Change in Control	Involuntary Not-for-Cause Termination Not in Connection with a Change in Control	Involuntary Not-for-Cause or Good Reason Termination in Connection with or Within 24 Months Following Change in Control
Robert L. Demorest	Base Salary(1)	$—	$281,635	$563,270
	Unvested and Accelerated Stock Options(2)	0	—	0

	Total:	0	281,635	563,270
Robert E. Forsberg	Base Salary(1)	—	148,361	296,722
	Unvested and Accelerated Stock Options(2)	0	—	0

	Total:	0	148,361	296,722
Darrell B. Lee	Base Salary(1)	—	157,073	314,146
	Unvested and Accelerated Stock Options(2)	0	—	0

	Total:	0	157,073	314,146
Douglas J. Lindemann	Base Salary(1)	—	181,317	362,634
	Unvested and Accelerated Stock Options(2)	0	—	0

	Total:	0	181,317	362,634
Daniel W. Mayer	Base Salary(1)	—	212,676	425,352
	Unvested and Accelerated Stock Options(2)	0	—	0

	Total:	0	212,676	425,352

(1)
The base salary payment for each of the executives would be payable in one lump sum as soon as administratively practicable following the termination and conditioned upon the executive signing a general release of claims against us.

(2)
Unvested stock options become fully vested and immediately exercisable upon a change in control. The value of this automatic vesting is based on the excess, if any, of (i) the closing sale price of our common stock on December 31, 2010 ($12.92), which was the last trading day of 2010 over (ii) the exercise price of the options, multiplied by the number of shares of common stock underlying the option that were unvested as of December 31, 2010.

 RELATED PARTY RELATIONSHIPS AND TRANSACTIONS

Director and Executive Officer Compensation

        Please see "Director Compensation" and "Executive Compensation" for information regarding the compensation of our directors and executive officers and for information regarding agreements we have entered into with our directors and executive officers.

Policies and Procedures Regarding Related Party Transactions

        Our Board of Directors has delegated to the Audit Committee, pursuant to the terms of a written policy, the authority to review, approve and ratify related party transactions. If it is not feasible for the Audit Committee to take an action with respect to a proposed related party transaction, our Board or another committee of our Board, may approve or ratify it. No member of our Board or any Board committee may participate in any review, consideration or approval of any related party transaction with respect to which such member or any of his or her immediate family members is the related party.

        Our policy defines a "related party transaction" as a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (including any of our subsidiaries) were, are or will be a participant and the amount involved will or may be expected to exceed $120,000 in any calendar year, and in which any related party had, has or will have a direct or indirect interest.

        Prior to entering into or amending any related party transaction, the party involved must provide notice to our Finance Department of the facts and circumstances of the proposed transaction, including:

  •
  the related party's relationship to us and his or her interest in the transaction;

  •
  the material facts of the proposed related party transaction, including the proposed aggregate value of such transaction or, in the case of indebtedness, the amount of principal that would be involved;

  •
  the purpose and benefits of the proposed related party transaction with respect to us;

  •
  if applicable, the availability of other sources of comparable products or services; and

  •
  an assessment of whether the proposed related party transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.

        If the Finance Department, with the assistance of our legal counsel, determines the proposed transaction is a related party transaction, the proposed transaction will be submitted to the Audit Committee for consideration. In determining whether to approve a proposed related party transaction, the Audit Committee will consider, among other things, the following:

  •
  the purpose of the transaction;

  •
  the benefits of the transaction to us;

  •
  the impact on a director's independence in the event the related party is a non-employee director, an immediate family member of a non-employee director or an entity in which a non-employee director is a partner, shareholder or executive officer;

  •
  the availability of other sources for comparable products or services;

  •
  the terms of the transaction; and

  •
  the terms available to unrelated third parties or to employees generally.

        We also produce quarterly reports of any amounts paid or payable to, or received or receivable from, any related party. These reports allow us to identify any related party transactions that were not previously approved or ratified. In that event, the transaction will be promptly submitted to the Audit Committee for consideration of all the relevant facts and circumstances, including those considered when a transaction is submitted for pre-approval. Under our policy, certain related party transactions as defined under our policy will be deemed to be pre-approved by the Audit Committee and will not be subject to these procedures.

 PROPOSAL TWO—APPROVAL OF 2006 STOCK INCENTIVE PLAN,
AS AMENDED AND RESTATED

Introduction and Purpose of Proposed Amendment

        At the Annual Meeting, our shareholders will be asked to approve certain amendments to our 2006 Stock Incentive Plan, (as amended and restated as described in this Proxy Statement, the "2006 plan"), which includes an amendment to increase the number of shares of common stock issuable under the plan by an additional 500,000 shares and an amendment to increase the number of shares of common stock that may be issued pursuant to the exercise of incentive stock options granted under the plan from 500,000 to 1,000,000 shares. Our Board of Directors adopted the 2006 plan in April 2006. The maximum number of shares initially reserved for issuance under the 2006 plan was 550,000, subject to certain increases described below under the heading "Summary of the 2006 plan—Shares Available for Issuance." Our shareholders approved the 2006 plan in May 2006, and that plan remains in effect.

        On February 17, 2011, upon the recommendation of the Compensation Committee, the Board approved, subject to the approval of our shareholders, an amendment to the 2006 plan to increase the base number of shares reserved for issuance under the 2006 plan by 500,000 shares and to increase the number of shares of common stock that may be issued pursuant to the exercise of incentive stock options granted under the plan from 500,000 to 1,000,000. At the Annual Meeting, you will be asked to approve the 2006 plan, as amended and restated, which includes this amendment.

        Further, on March 31, 2011, the Board also approved certain other additional changes to the 2006 plan, including, (i) revising the definition of "fair market value" of a share of common stock from the mean of the high and low sales price on the date of an award to the closing sales price (as provided in Section 2.11), and (ii) clarifying that, with respect to incentive stock options, the term eligible recipients as defined in 2006 plan means only those individuals who are employees (including without limitation, officers and directors who are also employees) of the company or any subsidiary. Except as described above, no other provisions of the 2006 plan were amended, and all other provisions remain in full force and effect.

        As of March 25, 2011, there was an aggregate of 515,587 options outstanding under our 2006 plan (constituting both incentive stock options and non-statutory stock options) and 23,000 shares of common stock remain available for issuance under our 2006 plan. In addition, there are an aggregate of 379,550 shares of common stock issued and outstanding under the Modern Controls, Inc. 1998 Stock Option Plan (the "1998 plan"). No shares of common stock remain available for issuance under our 1998 plan. Other than the grant of stock options, our Board has not made grants of any other types of incentive awards under the 2006 plan. Our Board has determined that, we will soon exhaust the number of shares currently reserved under the plan. As a result, an increase of the base number of shares reserved for issuance under the 2006 plan, and a corresponding increase in the number of shares that may be issued upon the exercise of incentive stock options under the 2006 plan, is necessary so that we are able to maintain a sufficient mechanism through which we can use stock incentives to retain and attract the services of key individuals essential to MOCON's long-term growth and financial success.

        Our Board adopted the increase to the base number of shares reserved for issuance under the 2006 plan because it believes that the 2006 plan advances our interests and the interests of our shareholders by enabling us to attract and retain qualified individuals through opportunities for equity participation, and to reward those individuals who contribute to the achievement of our economic objectives, as is more fully explained under "Proposal One—Long Term Equity-Based Incentive Compensation." This amendment to the 2006 plan is intended to ensure that an adequate number of shares of our common stock are available for future grants. If the shareholders fail to approve the 2006 plan, as amended and restated, the 2006 plan will remain in full force and effect, except that the increase in the number of shares available for issuance under the 2006 plan by an additional 500,000 shares, and the corresponding increase in the number of shares that may be issued upon exercise of incentive stock options under the 2006 plan, will not take effect and such increases will not be available for grants under the 2006 plan. The other changes to the 2006 plan that are described above will be implemented because those changes are not material and therefore not subject to shareholder approval.

Summary of the 2006 Plan

        The major features of the 2006 plan are summarized below. The summary is qualified in its entirety by reference to the full text of the 2006 plan, a copy of which may be obtained from us. A copy of the 2006 plan, as amended and restated, inclusive of the amendments discussed above, has also been filed electronically with the Securities and Exchange Commission as Appendix A to this proxy statement, and is available through the SEC's website at http://www.sec.gov.

        The 2006 plan allows us to award eligible recipients:

  •
  options to purchase shares of our common stock that qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code ("incentive options");

  •
  options to purchase shares of our common stock that do not qualify as incentive options ("non-statutory options");

  •
  rights to receive a payment from us, in the form of shares of our common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of our common stock and a specified exercise price of such shares ("stock appreciation rights");

  •
  shares of our common stock that are subject to certain forfeiture and transferability restrictions ("restricted stock awards");

  •
  rights to receive the fair market value of one or more shares of our common stock, payable in cash, shares of our common stock, or a combination of both, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified objectives ("stock unit awards");

  •
  rights to receive an amount of cash, a number of shares of our common stock, or a combination of both, contingent upon achievement of specified objectives during a specified period ("performance awards"); and

  •
  rights to receive an award of shares of our common stock ("stock bonuses").

        In the following discussion, we refer to both incentive options and non-statutory options as "options," and to options, stock appreciation rights, restricted stock awards, stock unit awards, performance awards and stock bonuses as "incentive awards."

        Purpose.    The purpose of the 2006 plan is to advance the interests of our company and its shareholders by enabling us to attract and retain qualified individuals through opportunities for equity participation in our company, and to reward those individuals who contribute to the achievement of our economic objectives.

        Eligibility.    All employees (including officers and directors who are also employees), non-employee directors, consultants, advisors and independent contractors of MOCON, Inc. or any subsidiary, will be eligible to receive incentive awards under the 2006 plan. As of March 25, 2011, there were approximately 118 persons who would be eligible to receive awards under the 2006 plan.

        Shares Available for Issuance.    The maximum number of shares of our common stock reserved for issuance under the 2006 plan is 550,000. The number of shares available for issuance under the 2006 plan is subject to increase to the extent that we issue shares or incentive awards under the 2006 plan in connection with certain merger and acquisition transactions, or assume any plan in a merger or acquisition transaction. However, any available shares in an assumed plan may only be utilized to the extent permitted under the rules and regulations of the Nasdaq Stock Market.

        Shares of our common stock that are issued under the 2006 plan or that are potentially issuable pursuant to outstanding incentive awards reduce the number of shares remaining available. All shares so subtracted from the amount available under the 2006 plan with respect to an incentive award that lapses, expires, is forfeited or for any reason is terminated, unexercised or unvested and any shares of our common stock that are subject to an incentive award that is settled or paid in cash or any other form other than shares of our common stock will automatically again become available for issuance under the 2006 plan. However, any shares not issued due to the exercise of an option by a "net exercise" or the tender or attestation as to ownership of previously acquired shares (as described below), as well as shares covered by a stock appreciation right, to the extent exercised, will not again become available for issuance under the 2006 plan.

        The following table sets forth the number of shares available for future issuance pursuant to stock incentives under the 2006 plan as of March 25, 2011 both before and after the requested increase to shares available under the 2006 plan, together with the equity dilution represented by such shares as a percentage of the shares of MOCON common stock outstanding as of March 25, 2011:

	Total Number of Shares Available for Future Awards	Percentage of Outstanding Shares(1)
Shares available for future awards under all equity incentive plans, before requested increase	23,000	0.44%
Requested increase to shares available under 2006 Plan	500,000	9.47%
Shares available for future awards under all equity incentive plans, after requested increase	523,000	9.91%

(1)
Excludes shares subject to outstanding options.

        See the table set forth under the heading "Executive Compensation—Securities Authorized for Issuance Under Equity Compensation Plans" for a summary of the weighted-average exercise price of outstanding options under our 2006 plan and 1998 plan.

        Grant Limits.    Under the terms of the 2006 plan:

  •
  no participant may be granted options or stock appreciation rights relating to more than 200,000 shares of our common stock in the aggregate during any calendar year;

  •
  no participant may be granted restricted stock awards, stock unit awards, performance awards or stock bonuses relating to more than 200,000 shares of our common stock in the aggregate during any calendar year; and

  •
  no more than 500,000 shares of our common stock may be issued pursuant to the exercise of incentive stock options (this will be increased to 1,000,000 shares if this Proposal Two is approved by our shareholders); and

  •
  no more than 300,000 shares of our common stock may be issued or issuable in connection with restricted stock grants, stock unit awards, performance awards and stock bonuses;

provided, however, that the individual award limits set forth in the last two bullet points above will be 250,000 shares and 250,000 shares, respectively, as to a participant who, during the calendar year, is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a consultant by us or who receives a promotion that results in an increase in responsibilities or duties. All of the share limitations in the 2006 plan may be adjusted to reflect changes in our corporate structure or shares, as described below. In addition, the limits on individual equity awards and on the number of shares that may be issued as incentive stock options or other incentive awards will not apply to certain incentive awards granted upon our assumption or substitution of like awards in any merger or acquisition.

        Adjustments.    In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in our corporate structure or shares, in order to prevent dilution or enlargement of the rights of participants, we may adjust:

  •
  the number and kind of securities available for issuance under the 2006 plan; and

  •
  the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

        Administration.    The 2006 plan will be administered by our Board of Directors or by a committee of our Board. Any such committee will consist of at least two members of our Board, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act, and who are "independent" as required by the listing standards of the Nasdaq Stock Market. We expect the Compensation Committee of our Board of Directors to administer the 2006 plan. Our Board of Directors or the committee administering the 2006 plan is referred to as the "committee." The committee may delegate its duties, power and authority under the 2006 plan to any of our officers to the extent consistent with applicable Minnesota corporate law, except with respect to participants subject to Section 16 of the Securities Exchange Act of 1934.

        The committee has the authority to determine all provisions of incentive awards consistent with terms of the 2006 plan, including, the eligible recipients who will be granted one or more incentive awards under the 2006 plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and the restrictions and other conditions to which the payment or vesting of incentive awards may be subject. However, incentive awards, other than options or stock appreciation rights, that vest based only on the passage of time must be payable over a period of at least three years, incentive awards that are based on a performance measure will have a performance measurement period of not less than one year, all incentive awards to non-employee directors must be granted pursuant to bona fide formulas or policies established by the committee covering compensation of directors in respect to their particular type of service, and the committee shall not discriminate among individual non-employee directors in granting or establishing terms of incentive awards (except to the extent the formulas or policies may be modified from time to time). In addition, the committee has the authority to pay the economic value of any incentive award in the form of cash, our common stock or any combination of both, and may amend or modify the terms of outstanding incentive awards (except for any prohibited "re-pricing" of options, discussed below) so long as the amended or modified terms are permitted under the 2006 plan and any adversely affected participant has consented to the amendment or modification.

        In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin off) or any other similar change in corporate structure or shares; any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; any uninsured catastrophic losses or extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or in management's discussion and analysis of financial performance appearing in our annual report to shareholders for the applicable year; or any other similar change, in each case with respect to our company or any other entity whose performance is relevant to the grant or vesting of an incentive award, the committee (or, if our company is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation) may, without the consent of any affected participant, amend or modify the vesting criteria of any outstanding incentive award that is based in whole or in part on the financial performance of our company (or any subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of our company or such other entity will be substantially the same (in the sole discretion of the committee or the Board of Directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the 2006 plan as then in effect.

        The committee may, in its sole discretion, amend the terms of the 2006 plan or incentive awards with respect to participants residing outside of the United States or employed by a non-U.S. subsidiary in order to comply with local legal requirements, to otherwise protect our or our subsidiary's interests, or to meet objectives of the 2006 plan, and may, where appropriate, establish one or more sub-plans for the purposes of qualifying for preferred tax treatment under foreign tax laws. This authority does not, however, permit the committee to take any action:

  •
  to reserve shares or grant incentive awards in excess of the limitations provided in the 2006 plan;

  •
  to effect any re-pricing of options, as discussed below;

  •
  to grant options or stock appreciation rights having an exercise price less than 100% of the "fair market value" (as defined below) of one share of our common stock on the date of grant; or

  •
  for which shareholder approval would then be required pursuant to Section 422 of the Code or the rules of the Nasdaq Stock Market or other applicable market or exchange.

        Except in connection with certain specified changes in our corporate structure or shares, the committee may not, without prior approval of our shareholders, seek to effect any re-pricing of any previously granted, "underwater" option or stock appreciation right by:

  •
  amending or modifying the terms of the underwater option or stock appreciation right to lower the exercise price;

  •
  canceling the underwater option or stock appreciation right and granting replacement options or stock appreciation rights having a lower exercise price, or other incentive awards in exchange; or

  •
  repurchasing the underwater options and stock appreciation rights and granting new incentive awards under the 2006 plan.

For purposes of the 2006 plan, an option or stock appreciation right is deemed to be "underwater" at any time when the fair market value of the our common stock is less than the exercise price.

        Options.    The exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of our common stock on the date of grant (or 110% of the fair market value of one share of our common stock on the date of grant of an incentive stock option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary). However, in the event options are granted as a result of our assumption or substitution of options in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction. At any time while our common stock is listed on the Nasdaq Global Market System, "fair market value" under the 2006 plan means the closing sales price of a share at the end of the regular trading session as reported by the Nasdaq Global Market System as of the date in question (or, if no shares were traded on such date, the next preceding day on which there was such a trade). As of March 25, 2011, the closing price of a share of our common stock on the Nasdaq Global Market System was $14.21 Prior to the 2006 plan being amended, the "fair market value" was determined using the mean between the reported high and low sale price of a share at the end of the regular trading session as reported by the Nasdaq Global Market System.

        The total purchase price of the shares to be purchased upon exercise of an option will be paid entirely in cash; provided, however, that the committee may allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to us), by tender or attestation as to ownership of shares of our common stock that are acceptable to the committee, by a "net exercise" of the option (as further described below) or by a combination of such methods. In the case of a "net exercise" of an option, we will not require a payment of the exercise price of the option from the participant but will reduce the number of shares of our common stock issued upon the exercise by the largest number of whole shares having a fair market value that does not exceed the aggregate exercise price for the shares exercised. Any shares of our common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

        Options may be exercised in whole or in installments, as determined by the committee, and the committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of our company) satisfy certain specified objectives. An option may not become exercisable, nor remain exercisable after seven years from its date of grant (five years from its date of grant in the case of an incentive option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of our company or any parent or subsidiary).

        Stock Appreciation Rights.    A stock appreciation right is the right to receive a payment from us, in the form of shares of our common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of our common stock and a specified exercise price of such shares. Stock appreciation rights will be subject to such terms and conditions, if any, consistent with the other provisions of the 2006 plan, as may be determined by the committee. The committee will have the sole discretion to determine the form in which payment of the economic value of stock appreciation rights will be made to a participant (i.e., cash, our common stock or any combination thereof) or to consent to or disapprove the election by a participant of the form of such payment.

        The exercise price of a stock appreciation right will be determined by the committee, in its discretion, at the date of grant but may not be less than 100% of the fair market value of one share of our common stock on the date of grant, except as provided below in connection with certain "tandem" grants (as further defined below). However, in the event that stock appreciation rights are granted as a result of our assumption or substitution of stock appreciation rights in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction. A stock appreciation right will become exercisable at such time and in such installments as may be determined by the committee in its sole discretion at the time of grant; provided, however, that no stock appreciation right may be exercisable after seven years from its date of grant.

        Stock appreciation rights may be granted alone or in addition to other incentive awards, or in tandem with an option, either at the time of grant of the option or at any time thereafter during the term of the option. A stock appreciation right granted in tandem with an option shall cover the same number of shares of our common stock as covered by the option (or such lesser number as the committee may determine), shall be exercisable at such time or times and only to the extent that the related option is exercisable, have the same term as the option and will have an exercise price equal to the exercise price for the option. Upon the exercise of a stock appreciation right granted in tandem with an option, the option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an option having a related stock appreciation right, the stock appreciation right will be canceled automatically to the extent of the number of shares covered by the option exercise.

        Restricted Stock Awards.    A restricted stock award is an award of our common stock that vests at such times and in such installments as may be determined by the committee and, until it vests, is subject to restrictions on transferability and the possibility of forfeiture. The committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of our company) satisfy specified objectives. To enforce the restrictions, the committee may place a legend on the stock certificates referring to such restrictions and may take other steps to enforce the restrictions.

        Unless the committee determines otherwise, any dividends (including regular quarterly cash dividends) or distributions paid with respect to shares of our common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate. Additionally, unless the 2006 plan provides otherwise, a participant will have all voting, liquidation and other rights with respect to shares of our common stock issued to the participant as a restricted stock award upon the participant becoming the holder of record of such shares as if the participant were a holder of record of shares of our unrestricted common stock.

        Stock Unit Awards.    A stock unit award is a right to receive the fair market value of one or more shares of our common stock, payable in cash, shares of our common stock, or a combination of both, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified objectives. Stock unit awards will be subject to such terms and conditions, if any, consistent with the other provisions of the 2006 plan, as may be determined by the committee; provided, however, that in all cases payment of the stock unit award will be made within two and one-half months following the end of the tax year during which receipt of the stock unit award is no longer subject to a "substantial risk of forfeiture" within the meaning of Section 409A of the Internal Revenue Code (as discussed below), except upon certain conditions.

        Performance Award.    A participant may be granted one or more performance awards under the 2006 plan, and such performance awards will be subject to such terms and conditions, if any, consistent with the other provisions of the 2006 plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the performance award will be made within two and one-half months following the end of the tax year during which receipt of the performance award is no longer subject to a "substantial risk of forfeiture" within the meaning of Section 409A of the Code, except upon certain conditions.

        Stock Bonuses.    A participant may be granted one or more stock bonuses under the 2006 plan, and such stock bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of the 2006 plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the stock bonus will be made within two and one-half months following the end of the tax year during which receipt of the stock bonus is no longer subject to a "substantial risk of forfeiture" within the meaning of Section 409A of the Code, except upon certain conditions.

        Change in Control.    In the event a "change in control" of our company occurs, then, if approved by the committee in its sole discretion either at the time of the grant of the incentive award or at any time after such grant, all options and stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms; all outstanding restricted stock awards will become immediately fully vested and non-forfeitable; and any conditions to the payment of stock unit awards and performance awards will lapse. The committee may condition acceleration on subsequent events, including the failure of any successor to assume the incentive awards, or the participant's involuntary termination, other than for "cause" (as defined in the 2006 plan), or voluntary termination for "good reason" (also as defined in the 2006 plan), within a specified period of time following a change in control.

        In addition, the committee in its sole discretion may determine that some or all participants holding outstanding options will receive cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated), and that some or all participants holding performance awards will receive, with respect to some or all of the shares subject to the performance awards, cash in an amount equal the fair market value of such shares immediately prior to the effective date of such change in control.

        For purposes of the 2006 plan a "change in control" of our company occurs upon:

  •
  the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of MOCON (in one transaction or in a series of related transactions) to a person or entity that is not controlled by MOCON;

  •
  the approval by our shareholders of any plan or proposal for the liquidation or dissolution of MOCON;

  •
  a merger or consolidation to which MOCON is a party if the shareholders of MOCON immediately prior to effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (a) more than 50%, but less than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the incumbent directors (as defined below), or (b) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the incumbent directors);

  •
  any person becomes after the effective date of the 2006 plan the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of (a) 20% or more, but not 50% or more, of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the incumbent directors, or (b) 50% or more of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the incumbent directors);

  •
  the incumbent directors cease for any reason to constitute at least a majority of our Board; or

  •
  any other change in control of our company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Securities Exchange Act, whether or not we are then subject to such reporting requirements.

        For purposes of the 2006 plan, "incumbent directors" are any individuals who are members of our Board on the effective date of the 2006 plan and any individual who subsequently becomes a member of our Board whose election, or nomination for election by our shareholders, was approved by a vote of at least a majority of the incumbent directors (either by specific vote or by approval of our proxy statement in which such individual is named as a nominee for director without objection to such nomination).

        Effect of Termination of Employment or Other Services.    If a participant ceases to be employed by, or perform other services for us, all incentive awards held by the participant will be treated as set forth below unless provided otherwise in the agreement evidencing the incentive award or modified by the committee in its discretion as set forth below. Upon termination due to death, disability or retirement, all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of 12 months thereafter (but in no event after the expiration date of any such option or stock appreciation rights), all unvested restricted stock awards, all outstanding stock unit awards, performance awards and stock bonuses then held by the participant will be terminated and forfeited. Upon termination for a reason, other than death, disability or retirement, which is not also for "cause" (as defined in the 2006 plan), all outstanding options and stock appreciation rights then held by the participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such option or stock appreciation right). Also, upon such termination all options and stock appreciation rights that are not exercisable; all unvested restricted stock awards; and all outstanding stock unit awards, performance awards and stock bonuses then held by the participant will be terminated and forfeited.

        If a participant is determined by the committee, acting in its sole discretion, to have committed any action which would constitute cause, regardless of whether such action or the committee's determination occurs before or after the termination of the participant's employment with the Company or any subsidiary, all rights of the participant under the 2006 plan and any award agreements evidencing an incentive award then held by the participant shall terminate and be forfeited without notice of any kind. Additionally, as applicable, we may defer exercise, vesting, or payment of any incentive award for a period of up to 45 days in order for the committee to make a determination as to the existence of cause.

        The committee may at any time (including on or after the date of grant or following termination), in connection with a participant's termination, cause options or stock appreciation rights held by the participant to terminate, become or continue to become exercisable and/or remain exercisable, and restricted stock awards, stock unit awards, performance awards or stock bonuses then held by the participant to terminate, vest and/or continue to vest or become free of restrictions and conditions to payment, as the case may be. In no case, however, will any incentive award remain exercisable or continue to vest for more than two years beyond the date such incentive award would have terminated if not for the committee's action, or beyond its expiration date, whichever first occurs, nor will any such action adversely affect any outstanding incentive award without the consent of the participant.

        Dividend Rights.    Except as discussed above in connection with restricted stock awards, no adjustment will be made in the amount of cash payable or in the number of shares of our common stock issuable under incentive awards denominated in or based on the value of shares of our common stock as a result of cash dividends or distributions paid to shareholders generally at any time prior to the issuance of shares under incentive awards.

        Term; Termination; Amendments.    Unless terminated earlier, the 2006 plan will terminate at midnight on May 17, 2016, which is the day before the 10th anniversary of its approval by our shareholders. Incentive awards outstanding at the time the 2006 plan is terminated may continue to be exercised, earned or become free of restriction, according to their terms. Our Board may suspend or terminate the 2006 plan or any portion of the plan at any time. In addition to the committee's authority to amend the 2006 plan with respect to participants residing outside of the United States or employed by a non-U.S. subsidiary, our Board may amend the 2006 plan from time to time in order that incentive awards under the 2006 plan will conform to any change in applicable laws or regulations or in any other respect that our Board may deem to be in our best interests; provided, however, that no amendments to the 2006 plan will be effective without shareholder approval, if it is required under Section 422 of the Internal Revenue Code or the rules of the Nasdaq Stock Market, or if the amendment seeks to increase the number of shares reserved for issuance under the 2006 plan (other than as a result of a permitted adjustment upon certain corporate events, such as stock splits) or to modify the prohibitions on underwater option re-pricing discussed above. Termination, suspension or amendment of the 2006 plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in our capitalization or a "change in control" of our company.

        Transferability.    In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered. However, a participant is entitled to designate a beneficiary to receive an incentive award on such participant's death, and in the event of such participant's death, payment of any amounts due under the 2006 plan, will be made to, and exercise of any options or stock appreciation rights may be made by, such beneficiary. Additionally, upon a participant's request, the committee may permit a participant to transfer all or a portion of a non-statutory stock option, other than for value, to certain of the participant's family members or related family trusts, foundations or partnerships. Permitted transferees of non-statutory stock options will remain subject to all the terms and conditions of the incentive award applicable to the participant.

Federal Income Tax Consequences

        The following description of federal income tax consequences is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect. The description does not include foreign, state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to directors, executive officers or greater than 10% shareholders of our company or to any individual participant who receives an incentive award under the 2006 plan.

        Incentive Options.    In general, an eligible employee will not recognize federal taxable income upon the grant or the exercise of an incentive stock option, and we will not be entitled to an income tax deduction upon the grant or the exercise of an incentive stock option. For purposes of the alternative minimum tax, however, the eligible employee will be required to treat an amount equal to the difference between the fair market value of the common stock on the date of exercise over the exercise price as an item of adjustment in computing the eligible employee's alternative minimum taxable income. If the eligible employee does not dispose of the common stock received pursuant to the exercise of the incentive stock option within two years after the date of the grant of the incentive stock option or within one year after the date of exercise of the incentive stock option, a subsequent disposition of the common stock generally will result in long-term capital gain or loss to such individual with respect to the difference between the amount realized on the disposition and the exercise price of the option. We will not be entitled to any income tax deduction as a result of such disposition.

        If the eligible employee disposes of the common stock acquired upon exercise of the incentive stock option within two years after the date of the grant of the incentive stock option or within one year after the date of exercise of the incentive stock options, then in the year of such disposition, the eligible employee generally will recognize ordinary income, and we will be entitled to an income tax deduction (provided we satisfy applicable federal income tax reporting requirements), in an amount equal to the lesser of: (a) the excess of the fair market value of the common stock on the date of exercise over the exercise price, or (b) the amount realized upon disposition over the exercise price. Any gain in excess of such amount recognized by the eligible employee as ordinary income will be taxed to the eligible employee as short-term or long-term capital gain (depending on the period of time the eligible employee held the common stock).

        Non-Statutory Options.    An eligible employee, non-employee director or consultant will not recognize any federal taxable income upon the grant of a non-statutory stock option, and we will not be entitled to an income tax deduction at the time of such grant. Upon the exercise of a non-statutory stock option, the eligible employee, non-employee director or consultant generally will recognize ordinary income and we will be entitled to take an income tax deduction (provided we satisfy applicable federal income tax reporting requirements) in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. Upon a subsequent sale of the common stock by the eligible employee, non-employee director or consultant, he or she will recognize short-term or long-term capital gain or loss (depending on the period of time the eligible employee held the common stock).

        Stock Appreciation Rights.    An eligible employee, non-employee director or consultant will recognize ordinary income for federal income tax purposes upon the exercise of a stock appreciation right under the 2006 plan for cash, common stock or a combination of cash and common stock, and the amount of income that the eligible employee, non-employee director or consultant will recognize will depend on the amount of cash, if any, and the fair market value of the common stock, if any, that he or she receives as a result of such exercise. We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the eligible employee, non-employee director or consultant in the same taxable year in which the eligible employee, non-employee director or consultant recognizes such income (provided we satisfy applicable federal income tax reporting requirements).

        Restricted Stock Awards.    An eligible employee, non-employee director or consultant is not subject to any federal income tax when a restricted stock award is made, nor are we entitled to an income tax deduction at such time, unless the restrictions on the common stock do not present a "substantial risk of forfeiture" or the stock is "transferable," each within the meaning of Section 83 of the Internal Revenue Code. Common stock that is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Internal Revenue Code is transferable within the meaning of that section if the transferee would not be subject to such risk of forfeiture after such transfer. In the year that the restricted stock award is either no longer subject to a substantial risk of forfeiture or is transferable, the eligible employee, non-employee director or consultant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of common stock transferred to the eligible employee, non-employee director or consultant, generally determined on the date the restricted stock award is no longer subject to a substantial risk of forfeiture, or is transferable, whichever comes first, over the amount, if any, paid for such shares. At the time of a subsequent sale or disposition of such shares, any gain or loss will be treated as long-term or short-term capital gain or loss depending on the holding period from the date the substantial risk of forfeiture was lifted or the date the shares became transferable.

        Stock Unit Awards, Performance Awards and Stock Bonuses.    Upon payment of a stock unit award, performance award, or stock bonus in cash, the participant will include the amount paid as ordinary income in the year the payment was received; if payment is made in stock, the participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received. In each case, we will receive a corresponding tax deduction, (provided that the award is not otherwise subject to the limitations of Section 162(m) of the Internal Revenue Code), when the amount is included by the participant as ordinary income, or reported as taxable income of the participant by us, pursuant to applicable information reporting requirements. At the time of a subsequent sale or disposition of any shares of our common stock issued in connection with a stock unit award, performance award or stock bonus, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the shares were received.

        Excise Tax on Parachute Payments.    Parachute payments are payments to employees or independent contractors who are also officers, shareholders or highly compensated individuals that are contingent upon a change in ownership or control. In certain circumstances the grant, vesting, acceleration or exercise of options or other incentive awards could be treated as contingent on a change in ownership or control for purposes of determining the amount of a parachute payment. In general, the amount of a parachute payment would be the cash or the fair market value of the property received (or to be received) less the amount paid for such property. All or a portion of that parachute payment may be considered an excess parachute payment. If an individual were found to have received an excess parachute payment, he or she would be subject to a special 20% excise tax on the amount of the excess parachute payments, and we would not be allowed to claim any deduction with respect to such payments.

        Section 409A.    The foregoing discussion of tax consequences of incentive awards assumes that the incentive award discussed is either not subject to Section 409A of the Internal Revenue Code, or has been structured to comply with its requirements. Section 409A, as added by the American Jobs Creation Act of 2004, provides tax rules for deferred compensation that is deferred or becomes vested after December 31, 2004. In the event an incentive award is a "deferred compensation arrangement" subject to Section 409A and it fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally have immediately taxable income on the amount "deferred," would be required to pay an additional 20% income tax, and must pay interest on the tax that would have been paid but for the deferral.

        Under the terms of the 2006 plan, the Committee will determine whether incentive awards are subject to Section 409A of the Internal Revenue Code, and will seek to provide additional, written terms and conditions determined necessary or desirable to cause any incentive awards subject to Section 409A to comply in form with its requirements. With respect to incentive awards subject to Section 409A, the Committee will administer the 2006 plan in a manner that is intended to comply with the requirements of Section 409A and any regulations or rulings issued thereunder.

Benefits to Named Executive Officers and Others

        The following table sets forth, with respect to our named executive officers for the fiscal year 2010 and each group listed below, the number of shares of common stock issued or issuable pursuant to stock options granted under our 2006 plan as of March 25, 2011 and net of cancellations and forfeitures. No shares of common stock have been issued or are issuable pursuant to other types of incentive awards under the 2006 plan because we have not granted other types of incentive awards.

Name	Option Shares Granted
Robert L. Demorest	13,000
Robert E. Forsberg	10,000
Darrell B. Lee	10,000
Douglas J. Lindemann	10,000
Daniel W. Mayer	10,000
Executive Group(1)	53,000
Non-Executive Director Group(2)	15,000
Non-Executive-Officer Employee Group(3)	55,200

(1)
This group consists of our current executive officers.

(2)
This group consists of our current directors who are not executive officers.

(3)
This group consists of all of our current employees who are not executive officers.

New Plan Benefits

        If shareholders do not approve the amendments to our 2006 plan described in this Proposal Two, then we will be able to grant, at most, incentive awards for an additional 23,000 shares of our common stock to our directors and employees under our 2006 plan. If these amendments are approved, then options or other incentive awards of up to another 523,000 shares of our common stock may be granted to our directors and employees under our 2006 plan, but we cannot provide information with respect to the number or types of awards that may be granted to particular eligible recipients or groups of recipients in the future under the 2006 plan. Such awards are within the discretion of the committee, and the committee has not determined any other future awards or who might receive them. It has been the practice of the committee, however, to grant new outside directors and certain new employees stock options and to grant current outside directors and certain employees (including our executive officers) stock options on an annual basis.

Board Recommendation

        Our Board of Directors recommends that our shareholders vote FOR the approval of amending and restating our 2006 Stock Incentive Plan as described in this Proposal Two. The affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote in person or by proxy on this matter at the Annual Meeting is necessary for approval of amending and restating the 2006 plan. Unless a contrary choice is specified on the proxy card, proxies solicited by our Board of Directors will be voted FOR approval of amending and restating our 2006 plan. An abstention will have the same effect as a vote against the proposal and a broker non-vote will not be treated as voting in person or by proxy on the proposal.

        PROPOSAL THREE—PROPOSAL TO AMEND THE COMPANY'S BYLAWS TO SET THE NUMBER OF DIRECTORS WITHIN A RANGE OF NO FEWER THAN THREE AND NO MORE THAN NINE, AND TO GRANT THE BOARD OF DIRECTORS THE AUTHORITY TO DETERMINE FROM TIME TO TIME THE ACTUAL NUMBER OF DIRECTORS WITHIN THAT RANGE

Introduction and Purpose of Proposed Amendment

        At the Annual Meeting, our shareholders will be asked to approve an amendment to our bylaws. Pursuant to Section 3.02 of the bylaws, the number of directors constituting the full Board of Directors is determined based on the number of directors elected at the last annual meeting of shareholders. That section did not set the initial number of directors, but authorized the Board to increase the number of its members. Since adoption of the bylaws, the Board has exercised its authority to increase the size of our Board to nine directors, which is the number of directors serving as of the end of fiscal year 2010.

        Although the Board of Directors currently consists of nine members and those nine persons have been nominated for election at the annual meeting, the Board proposes that it be authorized to set the size of our Board within a specified range so as to conduct its business in a productive and efficient manner. To give the Board the flexibility to reduce the size of the Board (but not below three directors), Section 3.02 of the bylaws must be amended.

        The Board has proposed an amendment to the bylaws that would empower it to set the number of directors permitted to serve on the Board within a range of no fewer than three and no more than nine directors. The Minnesota Business Corporation Act requires that our shareholders approve the amendment to Section 3.02 of the bylaws. If this amendment is approved, then one of our directors, Ronald Meyer, has informed the Board that he will resign which will reduce the number of sitting directors to eight, and our Board has passed a resolution that, contingent on this amendment described in this Proposal Three being approved, the Board size will be reduced to eight, with six outside directors and two inside directors. The Board size would remain at eight directors until such time as the Board changes the board size.

Description of the Amendment

        Our Board of Directors has approved, subject to shareholder approval, an amendment to our bylaws. The Board is requesting approval by the shareholders of the following amendment to Section 3.02 of the bylaws, which would delete the existing section in its entirety and replace it with the following:

        Section 3.02    Number, Qualifications and Term of Office. The number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Board of Directors, but shall consist of not less than three (3) nor more than nine (9) directors. Directors need not be shareholders. Each of the directors shall hold office until the regular meeting of the shareholders next held after his or her election, until his or her successor shall have been elected and shall qualify, or until he or she shall resign or shall have been removed as hereinafter provided. No person (other than a person nominated by or on behalf of the Board) shall be eligible for election as a director at any annual or special meeting of shareholders unless a written request that his or her name be placed in nomination is received from a shareholder of record by the Secretary of the Company not less than sixty (60) days prior to the date fixed for the meeting, together with the written consent of such person to serve as a director or as may otherwise be required by applicable law.

Reasons for the Amendment

        Our Board of Directors believes that gaining the ability to reduce the size of the Board, while preserving the ability to increase the size of the Board, both within prescribed limits, will enhance the productivity and efficiency of its operation. Our Board of Directors believes that given the present size of our company and looking at similarly situated public companies, the company does not need nine directors. The company incurs certain direct and indirect costs for each director that sits on our Board and therefore reducing the size of the Board at this time will result in cost savings without jeopardizing the ability of the Board to effectively carry out its duties and responsibilities. If this amendment is approved, our Board will have the ability each year to evaluate all relevant factors and make a determination whether to increase, decrease or make no changes to the size of the Board. Consequently, the Board has determined that adoption of the foregoing amendment would be in the best interests of our company.

Board Recommendation

        Our Board of Directors recommends our shareholders vote FOR this proposal. Approval of the proposed amendment to Section 3.2 of our bylaws requires the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy and entitled to vote at the meeting. An abstention will have the same effect as a vote against the proposal and a broker non-vote will not be treated as voting in person or by proxy on the proposal.

 PROPOSAL FOUR—RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

        The Audit Committee of our Board has again selected KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2011. Although it is not required to do so, our Board wishes to submit the selection of KPMG LLP for shareholder approval at the Annual Meeting. Even if the selection is ratified by our shareholders, the Audit Committee may in its discretion change the appointment at any time during the year, if it determines that such a change would be in the best interests of our company and its shareholders. A representative of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. If the shareholders do not approve the selection of KPMG LLP, our Board will reconsider its selection.

Audit, Audit-Related, Tax and Other Fees

        The following table presents the aggregate fees billed and estimated amounts to be billed for audit services and fees billed for all other professional services rendered by KPMG LLP for the fiscal years ended December 31, 2009 and 2010.

	Aggregate Amount Billed
Services Rendered	2009	2010
Audit Fees(1)	$171,000	$177,100
Audit-Related Fees	0	0
Tax Fees(2)	75,000	80,900
All Other Fees	0	0

(1)
These fees consisted of the annual audit of our consolidated financial statements for the applicable year, and the reviews of our consolidated financial statements included in our Form 10-Qs for the first, second and third quarters of the applicable year.

(2)
These fees related to corporate tax preparation and advisory services. The Audit Committee has considered whether the provision of these services is compatible with maintaining KPMG LLP's independence and has determined that it is.

Pre-Approval Policies and Procedures

        The Audit Committee has adopted procedures pursuant to which all audit, audit-related and tax services, and all permissible non-audit services provided by KPMG LLP to us and our subsidiaries, are pre-approved by the Audit Committee. All services rendered by KPMG LLP to us and our subsidiaries during 2010 were permissible under applicable laws and regulations, and all such services provided by KPMG LLP to us were approved in advance by the Audit Committee in accordance with the rules adopted by the Securities and Exchange Commission in order to implement requirements of the Sarbanes-Oxley Act of 2002.

Board Recommendation

        Our Board of Directors recommends a vote FOR ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011. In absence of other instructions, proxies will be voted FOR the approval of the proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

 AUDIT COMMITTEE REPORT

        This report is furnished by the Audit Committee of our Board of Directors with respect to our financial statements for the year ended December 31, 2010.

        One of the purposes of the Audit Committee is to oversee our accounting and financial reporting processes and the audit of our annual financial statements. Our management is responsible for the preparation and presentation of complete and accurate financial statements. Our independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.

        In performing its oversight role, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2010 with our management. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with KPMG LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees (Codification of Statements on Auditing Standards, AU 380), as in effect for our fiscal year ended December 31, 2010. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as in effect for our fiscal year ended December 31, 2010. The Audit Committee has discussed with KPMG LLP its independence and concluded that the independent registered public accounting firm is independent from our company and our management.

        Based on the review and discussions of the Audit Committee described above, in reliance on the unqualified opinion of KPMG LLP regarding our audited financial statements, and subject to the limitations on the role and responsibilities of the Audit Committee described above and in the Audit Committee's charter, the Audit Committee recommended to our Board of Directors that our audited financial statements for the fiscal year ended December 31, 2010 be included in our Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the Securities and Exchange Commission.

Audit Committee
Richard A. Proulx, Chairman Donald N. DeMorett Robert F. Gallagher

        The foregoing Audit Committee Report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of that act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, neither of the reports shall be incorporated by reference into any such filings.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each of our directors and executive officers, and each person who owns more than 10% of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and of our other equity securities. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based on review of the copies of such reports furnished to us during the year ended December 31, 2010, and based on representations by our directors and executive officers, all of our directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filings requirements.

SHAREHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

Shareholder Proposals

        Proposals of shareholders intended to be presented in the proxy materials relating to our 2012 annual meeting of shareholders must be received by us at our principal executive offices on or before December 10, 2011 unless the date of the meeting has been changed by more than 30 calendar days, and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission. A shareholder who wishes to make a proposal at our 2012 annual meeting of shareholders without including the proposal in our proxy statement must notify us by February 25, 2012, unless the date of the meeting has been changed by more than 30 calendar days. If a shareholder fails to provide notice by this date, then the persons named as proxies in the proxies that we solicit and obtain for the next annual meeting will have discretionary authority to vote on the proposal.

Director Nominations

        The Nominating Committee will consider recommendations for the nomination of directors submitted by our shareholders. Any shareholder of our company seeking to recommend a nominee for director for the Nominating Committee's consideration must submit a letter addressed to the Nominating Committee, c/o Corporate Secretary, MOCON, Inc., 7500 Mendelssohn Avenue North, Minneapolis, Minnesota 55428, clearly identified as "Director Nominee Recommendation." Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered. All recommendation letters must contain the following information concerning the recommending shareholder:

  •
  The name and address, including telephone number, of the recommending shareholder;

  •
  The number of shares of our common stock owned by the recommending shareholder and the time period for which such shares have been held; and

  •
  If the recommending shareholder is not a shareholder of record, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the shareholder and a statement from the recommending shareholder of the length of time that the shares have been held. (Alternatively, the shareholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the Securities and Exchange Commission reflecting the holdings of the shareholder, together with a statement of the length of time that the shares have been held).

        All recommendation letters must contain the information required by Items 401, 403 and 404 of SEC Regulation S-K concerning the proposed nominee. The nominating recommendation must describe all relationships between the proposed nominee and the recommending shareholder and any agreements or understandings between the recommending shareholder and the nominee regarding the nomination. The nominating recommendation must describe all relationships between the proposed nominee and any of our competitors, customers, suppliers, or other persons with special interests regarding our company.

        The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the Nominating Committee, if the Nominating Committee chooses to do so in its discretion (and the recommending shareholder must furnish the proposed nominee's contact information for this purpose), and, if nominated and elected, to serve as a director of our company.

        To assure time for meaningful consideration and evaluation of the nominees by the Nominating Committee, shareholders seeking to recommend a nominee for director must submit their recommendation letter, as provided above, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of shareholders. In the event that the date of the annual meeting of shareholders for the current year is more than 30 days following the first anniversary date of the annual meeting of shareholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of our proxy statement for the annual meeting of shareholders for the current year. The Nominating Committee will consider only those shareholder recommendations whose submissions comply with these procedural requirements.

        The Nominating Committee will evaluate candidates recommended by shareholders in the same manner as those recommended as stated above, except that the Nominating Committee may consider, as one of the factors in its evaluation of shareholder recommended nominees, the size and duration of the interest of the recommending shareholder or shareholder group in the equity of our company.

OTHER MATTERS

        Our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting except those described in this proxy statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

 COPIES OF 2010 ANNUAL REPORT

        WE HAVE SENT TO EACH OF OUR SHAREHOLDERS A COPY OF OUR ANNUAL REPORT TO SHAREHOLDERS, INCLUDING OUR ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010. WE WILL FURNISH A COPY OF ANY EXHIBIT TO OUR FORM 10-K UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH EXHIBITS UPON THE PAYMENT OF OUR REASONABLE EXPENSES IN FURNISHING THE EXHIBITS. SUCH REQUEST SHOULD BE SENT TO: 7500 MENDELSSOHN AVENUE NORTH, MINNEAPOLIS, MINNESOTA 55428; ATTN: SHAREHOLDER INFORMATION.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares of common stock by marking, signing, dating and promptly returning the enclosed proxy card in the envelope provided. No postage is required for mailing in the United States.

BY ORDER OF THE BOARD OF DIRECTORS

Darrell B. Lee Vice President, Chief Financial Officer, Treasurer and Secretary

April 13, 2011
Minneapolis, Minnesota

 APPENDIX A

MOCON, INC.
2006 STOCK INCENTIVE PLAN, AMENDED AND RESTATED
(AS PROPOSED TO BE AMENDED)

1.
Purpose of Plan.

        The purpose of the MOCON, Inc. 2006 Stock Incentive Plan, as amended and restated (the "Plan"), is to advance the interests of MOCON, Inc. (the "Company") and its shareholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the achievement of the Company's economic objectives.

2.
Definitions.

        The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

        2.1   "Board" means the Board of Directors of the Company.

        2.2   "Broker Exercise Notice" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or their nominee.

        2.3   "Cause" means "cause" as defined in any employment or other agreement or policy applicable to the Participant, or if no such agreement or policy exists, will mean (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (iv) any material breach of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary.

        2.4   "Change in Control" means an event described in Section 14.1 of the Plan; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by a Change in Control, the term Change in Control will mean a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, as such term is defined in Section 409A of the Code and the regulations and rulings issued thereunder.

        2.5   "Code" means the Internal Revenue Code of 1986, as amended (including, when the context requires, all regulations, interpretations and rulings issued thereunder).

        2.6   "Committee" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

        2.7   "Common Stock" means the common stock of the Company, par value $0.10 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

        2.8   "Disability" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by an Eligible Recipient's Disability, such term will mean that the Eligible Recipient is disabled as defined by Section 409A of the Code and the regulations and rulings issued thereunder.

        2.9   "Eligible Recipients" means all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary, and any non-employee directors, consultants, advisors and independent contractors of the Company or any Subsidiary. Notwithstanding the foregoing, for purposes of granting Incentive Stock Options, the term Eligible Recipients shall be limited to all employees (including without limitation, officers and directors who are also employees) of the Company or any Subsidiary.

        2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.11 "Fair Market Value" means, with respect to the Common Stock, as of any date: (i) the closing sale price of the Common Stock as of such date during the regular daily trading session, as reported on the Nasdaq National Market System or on any national exchange (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national exchange or on the Nasdaq National Market System, the closing sale price as of such date as of such date during the regular daily trading session, as reported by the Nasdaq SmallCap Market, OTC Bulletin Board, the Bulletin Board Exchange (BBX) or the National Quotation Bureaus, Inc., or other comparable service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in the exercise of its reasonable discretion, and consistent with the definition of "fair market value" under Section 409A of the Code.

        2.12 "Good Reason," unless otherwise defined in an agreement evidencing an Incentive Award, means the occurrence of any of the following in connection with a Change in Control: (i) a substantial diminution in the Participant's authority, duties or responsibilities as in effect prior to the Change in Control, (ii) a reduction by the Company in the Participant's base salary, or an adverse change in the form or timing of the payment thereof, as in effect immediately prior to the Change in Control or as thereafter increased, or (iii) the Company's requiring the Participant to be based at any office or location that is more than fifty (50) miles further from the office or location thereof immediately preceding the Change in Control; provided, however, Good Reason shall not include any of the circumstances or events described above unless (A) the Participant has first provided written notice of such circumstance or event to the Company or its successor and the Company or such successor has not corrected such circumstance or event within thirty (30) days thereafter; and (B) the Participant has not otherwise consented to the occurrence in writing.

        2.13 "Incentive Award" means an Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit Award, Performance Award or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

        2.14 "Incentive Stock Option" means a right to purchase shares of Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

        2.15 "Non-Statutory Stock Option" means a right to purchase shares of Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

        2.16 "Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

        2.17 "Participant" means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

        2.18 "Performance Award" means a right granted to an Eligible Recipient pursuant to Section 10 of the Plan to receive an amount of cash, a number of shares of Common Stock, or a combination of both, contingent upon achievement of specified objectives during a specified period.

        2.19 "Previously Acquired Shares" means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued to the Participant upon the grant, exercise or vesting of such Incentive Award.

        2.20 "Restricted Stock Award" means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan that are subject to restrictions on transferability and/or a risk of forfeiture.

        2.21 "Retirement" means termination of employment or service at age 55 or older and completion of at least ten years of continuous service.

        2.22 "Securities Act" means the Securities Act of 1933, as amended.

        2.23 "Stock Appreciation Right" means a right granted to an Eligible Recipient pursuant to Section 7 of the Plan to receive a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and a specified exercise price of such shares.

        2.24 "Stock Bonus" means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 11 of the Plan.

        2.25 "Stock Unit Award" means a right granted to an Eligible Recipient pursuant to Section 9 of the Plan to receive the Fair Market Value of one or more shares of Common Stock, payable in cash, shares of Common Stock, or a combination of both, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified objectives.

        2.26 "Subsidiary" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

        2.27 "Tax Date" means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

3.
Plan Administration.

        3.1    The Committee.    The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and who are "independent" as required by the listing standards of the Nasdaq Stock Market (or other applicable market or exchange on which the Company's Common Stock may be quoted or traded). Such a committee, if established, will act by majority approval of the members (but may also take action by the written consent of a majority of the members of such committee), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, "Committee" will refer to the Board or to such a committee, if established. To the extent consistent with applicable corporate law of the Company's jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

        3.2   Authority of the Committee.

          (a)   In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject; provided, however, that notwithstanding any other provision of the Plan: (A) any Incentive Award other than an Option or Stock Appreciation Right will not vest or become payable over a period of less than three (3) years from the date of grant, if vesting or payment is based solely upon the passage of time, and will have a performance measurement period of not less than one (1) year, if vesting or payment is based upon satisfaction of specified objectives; and (B) all Incentive Awards granted to non-employee directors shall be granted pursuant to bona fide formulas or policies established by the Committee from time to time for the compensation of such directors, as a group, in respect of service as a non-employee director, a member of a committee of the Board or chair of the Board or a committee of the Board, and the Committee shall not discriminate among individual non-employee directors in granting or establishing the terms of Incentive Awards (except to the extent such formulas or policies may be modified from time to time). In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

          (b)   Subject to Section 3.2(d) of the Plan, the Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

          (c)   In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other similar change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; (iv) any uninsured catastrophic losses or extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or in management's discussion and analysis of financial performance appearing in the Company's annual report to shareholders for the applicable year; or (v) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

          (d)   Notwithstanding any other provision of this Plan other than Section 4.3, the Committee may not, without prior approval of the Company's shareholders, seek to effect any re-pricing of any previously granted, "underwater" Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; (B) Restricted Stock Awards; or (C) Stock Unit Awards, Performance Awards or Stock Bonuses in exchange; or (iii) repurchasing the underwater Options or Stock Appreciation Rights and granting new Incentive Awards under this Plan. For purposes of this Section 3.2(d), Options and Stock Appreciation Rights will be deemed to be "underwater" at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or Stock Appreciation Right.

          (e)   In addition to the authority of the Committee under Section 3.2(b) of the Plan and notwithstanding any other provision of the Plan, the Committee may, in its sole discretion, amend the terms of the Plan or Incentive Awards with respect to Participants resident outside of the

  United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company's or Subsidiary's interests, or to meet objectives of the Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee shall have no authority, however, to take action pursuant to this Section 3.2(e): (i) to reserve shares or grant Incentive Awards in excess of the limitations provided in Section 4.1 of the Plan; (ii) to effect any re-pricing in violation of Section 3.2(d) of the Plan; (iii) to grant Options or Stock Appreciation Rights having an exercise price in violation of Section 6.2 or 7.2 of the Plan, as the case may be; or (iv) for which shareholder approval would then be required pursuant to Section 422 of the Code or the rules of the Nasdaq Stock Market (or other applicable market or exchange on which the Company's Common Stock may be quoted or traded).

4.
Shares Available for Issuance.

        4.1    Maximum Number of Shares Available; Certain Restrictions on Awards.    Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be the sum of:

          (a)   550,000;

          (b)   the number of shares issued or Incentive Awards granted under the Plan in connection with the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of the Company and/or any Subsidiary(ies) acquiring, merging or consolidating with another entity; and

          (c)   the number of shares that are unallocated and available for grant under a stock plan assumed by the Company or any Subsidiary(ies) in connection with the merger, consolidation, or acquisition of another entity by the Company and/or any of its Subsidiaries, based on the applicable exchange ratio and other transaction terms, but only to the extent that such shares may be utilized by the Company or its Subsidiaries following the transaction pursuant to the rules and regulations of the Nasdaq Stock Market (or other applicable market or exchange on which the Company's Common Stock may be quoted or traded).

Notwithstanding any other provisions of the Plan to the contrary, (i) no Participant in the Plan may be granted Options and Stock Appreciation Rights relating to more than 200,000 shares of Common Stock in the aggregate during any calendar year; (ii) no Participant in the Plan may be granted Restricted Stock Awards, Stock Unit Awards, Performance Awards and Stock Bonuses relating to more than 200,000 shares of Common Stock in the aggregate during any calendar year; (iii) no more than 500,000 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iv) no more than 300,000 shares of Common Stock may be issued or issuable under the Plan in connection with the grant of Incentive Awards, other than Options or Stock Appreciation Rights; provided, however, that the limits in clauses (i) and (ii), above, will be 250,000 shares and 250,000 shares, respectively, as to a Participant who, during the calendar year, is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties. All of the foregoing share limits are subject, in each case, to adjustment as provided in Section 4.3 of the Plan. The limits in clauses (i), (ii) and (iii) will not apply, however, to the extent Incentive Awards are granted as a result of the Company's assumption or substitution of like awards issued by any acquired, merged or consolidated entity pursuant to the applicable transaction terms, nor will any Incentive Stock Options issued in any such assumption or substitution pursuant to applicable provisions of the Code count towards the limit in clause (iii).

        4.2    Accounting for Incentive Awards.    Shares of Common Stock that are issued under the Plan or that are potentially issuable pursuant to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. All shares so subtracted from the amount available under the Plan with respect to an Incentive Award that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan; provided, however, that (i) any shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a "net exercise" pursuant to Section 6.4(b) of the Plan or the tender or attestation as to ownership of Previously Acquired Shares pursuant to Section 6.4(a) of the Plan will not again become available for issuance under the Plan; and (ii) shares covered by a Stock Appreciation Right, to the extent exercised, will not again become available for issuance under the Plan.

        4.3    Adjustments to Shares and Incentive Awards.    In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, (a) the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards, and (b) the exercise price of outstanding Options and Stock Appreciation Rights.

5.
Participation.

        Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.
Options.

        6.1    Grant.    An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under the Plan ceases for any reason to qualify as an "incentive stock option" for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

        6.2    Exercise Price.    The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant (or 110% of the Fair Market Value of one share of Common Stock on the date of grant of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, to the extent that Options are granted under the Plan as a result of the Company's assumption or substitution of options issued by any acquired, merged or consolidated entity, the exercise price for such Options shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

        6.3    Exercisability and Duration.    An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation (i) the achievement of one or more specified objectives; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period); provided, however, that no Option may be exercisable after seven (7) years from its date of grant (five years from its date of grant in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

        6.4   Payment of Exercise Price.

          (a)   The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, or attestation as to ownership, of Previously Acquired Shares that are acceptable to the Committee; (iii) by a "net exercise" of the Option (as further described in paragraph (b), below); or (iv) by a combination of such methods.

          (b)   In the case of a "net exercise" of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the "net exercise," (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 13.1 of the Plan.

          (c)   Previously Acquired Shares tendered or covered by an attestation as payment of an Option exercise price will be valued at their Fair Market Value on the exercise date.

        6.5    Manner of Exercise.    An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office in Minneapolis, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

7.
Stock Appreciation Rights.

        7.1    Grant.    An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee will have the sole discretion to determine the form in which payment of the economic value of Stock Appreciation Rights will be made to a Participant (i.e., cash, shares of Common Stock or any combination thereof) or to consent to or disapprove the election by a Participant of the form of such payment.

        7.2    Exercise Price.    The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant, except as provided in Section 7.4 of the Plan. Notwithstanding the foregoing, to the extent that Stock Appreciation Rights are granted under the Plan as a result of the Company's assumption or substitution of stock appreciation rights issued by any acquired, merged or consolidated entity, the exercise price for such Stock Appreciation Rights shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

        7.3    Exercisability and Duration.    A Stock Appreciation Right will become exercisable at such time and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after seven (7) years from its date of grant. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.5 of the Plan.

        7.4    Grants in Tandem with Options.    Stock Appreciation Rights may be granted alone or in addition to other Incentive Awards, or in tandem with an Option, either at the time of grant of the Option or at any time thereafter during the term of the Option. A Stock Appreciation Right granted in tandem with an Option shall cover the same number of shares of Common Stock as covered by the Option (or such lesser number as the Committee may determine), shall be exercisable at such time or times and only to the extent that the related Option is exercisable, have the same term as the Option and shall have an exercise price equal to the exercise price for the Option. Upon the exercise of a Stock Appreciation Right granted in tandem with an Option, the Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an Option having a related Stock Appreciation Right, the Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Option exercise.

8.
Restricted Stock Awards.

        8.1    Grant.    An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more specified objectives; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

        8.2    Rights as a Shareholder; Transferability.    Except as provided in Sections 8.1, 8.3, 8.4 and 15.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

        8.3    Dividends and Distributions.    Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.

        8.4    Enforcement of Restrictions.    To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company's transfer agent.

9.
Stock Unit Awards.

        An Eligible Recipient may be granted one or more Stock Unit Awards under the Plan, and such Stock Unit Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the payment, issuance, retention and/or vesting of such Stock Unit Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more specified objectives; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period; provided, however, that in all cases payment of a Stock Unit Award will be made within two and one-half months following the end of the Eligible Recipient's tax year during which receipt of the Stock Unit Award is no longer subject to a "substantial risk of forfeiture" within the meaning of Section 409A of the Code, unless otherwise determined by the Committee pursuant to Section 3.2(f) of the Plan.

10.
Performance Awards.

        An Eligible Recipient may be granted one or more Performance Awards under the Plan, and such Performance Awards will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the Performance Award will be made within two and one-half months following the end of the Eligible Recipient's tax year during which receipt of the Performance Award is no longer subject to a "substantial risk of forfeiture" within the meaning of Section 409A of the Code, unless otherwise determined by the Committee pursuant to Section 3.2(f) of the Plan.

11.
Stock Bonuses.

        An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the Stock Bonus will be made within two and one-half months following the end of the Eligible Recipient's tax year during which receipt of the Stock Bonus is no longer subject to a "substantial risk of forfeiture" within the meaning of Section 409A of the Code, unless otherwise determined by the Committee pursuant to Section 3.2(f) of the Plan.

12.
Effect of Termination of Employment or Other Service.

        The following provisions shall apply upon termination of a Participant's employment or other service with the Company and all Subsidiaries, except to the extent that the Committee provides otherwise in an agreement evidencing an Incentive Award at the time of grant or determines pursuant to Section 12.3 of the Plan.

        12.1    Termination Due to Death, Disability or Retirement.    In the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

          (a)   All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of twelve months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate.

          (b)   All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

          (c)   All outstanding but unpaid Stock Unit Awards, Performance Awards and Stock Bonuses then held by the Participant will be terminated and forfeited.

        12.2    Termination for Reasons Other than Death, Disability or Retirement.    Subject to Section 12.4 of the Plan, in the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary):

          (a)   All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate;

          (b)   All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

          (c)   All outstanding but unpaid Stock Unit Awards, Performance Awards and Stock Bonuses then held by the Participant will be terminated and forfeited.

        12.3    Modification of Rights Upon Termination.    Notwithstanding the other provisions of this Section 12, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), except as provided in clause (ii), below, cause Options or Stock Appreciation Rights (or any part thereof) then held by such Participant to terminate, become or continue to become exercisable and/or remain exercisable following such termination of employment or service, and Restricted Stock Awards, Stock Unit Awards, Performance Awards or Stock Bonuses then held by such Participant to terminate, vest and/or continue to vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (i) no Incentive Award may remain exercisable or continue to vest for more than two years beyond the date such Incentive Award would have terminated if not for the provisions of this Section 12.3 but in no event beyond its expiration date; and (ii) any such action adversely affecting any outstanding Incentive Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 14 of the Plan).

        12.4    Effects of Actions Constituting Cause.    Notwithstanding anything in the Plan to the contrary, in the event that a Participant is determined by the Committee, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 2.3 of the Plan, irrespective of whether such action or the Committee's determination occurs before or after termination of such Participant's employment with the Company or any Subsidiary, all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant shall terminate and be forfeited without notice of any kind. The Company may defer the exercise of any Option, the vesting of any Restricted Stock Award or the payment of any Stock Unit Award, Performance Award or Stock Bonus for a period of up to forty-five (45) days in order for the Committee to make any determination as to the existence of Cause.

        12.5    Determination of Termination of Employment or Other Service.

          (a)   The change in a Participant's status from that of an employee of the Company or any Subsidiary to that of a non-employee consultant, director or advisor of the Company or any Subsidiary will, for purposes of the Plan, be deemed to result in a termination of such Participant's employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.

          (b)   The change in a Participant's status from that of a non-employee consultant, director or advisor of the Company or any Subsidiary to that of an employee of the Company or any Subsidiary will not, for purposes of the Plan, be deemed to result in a termination of such Participant's service as a non-employee consultant, director or advisor with the Company and its Subsidiaries, and such Participant will thereafter be deemed to be an employee of the Company or its Subsidiaries until such Participant's employment is terminated, in which event such Participant will be governed by the provisions of this Plan relating to termination of employment or service (subject to paragraph (a), above).

          (c)   Unless the Committee otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the

  Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by a termination of a Participant's employment or other service, such termination must also constitute a "separation from service" within the meaning of Section 409A of the Code.

        12.6    Breach of Employment, Service, Confidentiality, Non-Compete or Non-Solicitation Agreements.    Notwithstanding anything in the Plan to the contrary and in addition to the rights of the Committee under Section 12.4 of the Plan, in the event that a Participant materially breaches the terms of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary (including an employment, service, confidentiality, non-compete or non-solicitation agreement made in connection with the grant of an Incentive Award), whether such breach occurs before or after termination of such Participant's employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may require the Participant to surrender shares of Common Stock received, and to disgorge any profits (however defined by the Committee), made or realized by the Participant in connection with any Incentive Awards or any shares issued upon the exercise or vesting of any Incentive Awards.

13.
Payment of Withholding Taxes.

        13.1    General Rules.    The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option; (b) withhold cash paid or payable or shares of Common Stock from the shares issued or otherwise issuable to the Participant in connection with an Incentive Award; or (c) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award. Shares of Common Stock issued or otherwise issuable to the Participant in connection with an Incentive Award that gives rise to the tax withholding obligation that are withheld for purposes of satisfying the Participant's withholding or employment-related tax obligation will be valued at their Fair Market Value on the Tax Date.

        13.2    Special Rules.    The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 13.1 of the Plan by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant's withholding or employment-related tax obligation, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.

14.
Change in Control.

        14.1 A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

          (a)   the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

          (b)   the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

          (c)   any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) 20% or more, but not 50% or more, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Incumbent Directors, or (B) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

          (d)   a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (A) more than 50%, but less than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Incumbent Directors (as defined below), or (B) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

          (e)   the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

          (f)    any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

        For purposes of this Section 14, "Incumbent Directors" of the Company will mean any individuals who are members of the Board on the Effective Date and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Incumbent Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

        14.2    Acceleration of Vesting.    Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award: (a) all Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable in accordance with their terms; (b) all Restricted Stock Awards will become immediately fully vested and non-forfeitable; and (c) any conditions to the payment of Stock Unit Awards, Performance Awards and Stock Bonuses will lapse. The Committee may make any such acceleration subject to further conditions, including, but not limited to, conditions relating to (i) the failure of any successor to assume the Incentive Awards in connection with a Change in Control, or (ii) the Participant's involuntary termination, other than for Cause, or voluntary termination for Good Reason, in each case within a specified period of time following a Change in Control.

        14.3    Cash Payment.    If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant affected thereby, may determine that: (i) some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options (or, in the event that there is no excess, that such Options will be terminated); and (ii) some or all Participants holding Performance Awards will receive, with respect to some or all of the shares of Common Stock subject to such Performance Awards, as of the effective date of any such Change in Control of the Company, cash in an amount equal the Fair Market Value of such shares immediately prior to the effective date of such Change in Control.

        14.4    Limitation on Change in Control Payments.    Notwithstanding anything in Section 14.2 or 14.3 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 14.2 of the Plan or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 14.3 of the Plan (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other "payments" that such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the "payments" to such Participant pursuant to Section 14.2 or 14.3 of the Plan will be reduced to the largest amount as will result in no portion of such "payments" being subject to the excise tax imposed by Section 4999 of the Code; provided, that such reduction shall be made only if the aggregate amount of the payments after such reduction exceeds the difference between (A) the amount of such payments absent such reduction minus (B) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that "payments" under such agreement or otherwise will be reduced, that the Participant will have the discretion to determine which "payments" will be reduced, that such "payments" will not be reduced or that such "payments" will be "grossed up" for tax purposes), then this Section 14.4 will not apply, and any "payments" to a Participant pursuant to Section 14.2 or 14.3 of the Plan will be treated as "payments" arising under such separate agreement.

15.
Rights of Eligible Recipients and Participants; Transferability.

        15.1    Employment or Service.    Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or

Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

        15.2    Rights as a Shareholder; Dividends.    As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a shareholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan or otherwise provided by the Committee, no adjustment will be made in the amount of cash payable or in the number of shares of Common Stock issuable under Incentive Awards denominated in or based on the value of shares of Common Stock as a result of cash dividends or distributions paid to holders of Common Stock prior to the payment of, or issuance of shares of Common Stock under, such Incentive Awards.

        15.3    Restrictions on Transfer.

          (a)   Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting or issuance (in the case of Restricted Stock Awards and Performance Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

          (b)   A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of such Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of the Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of the Plan) may be made by, the Participant's legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

          (c)   Upon a Participant's request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant's household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

        15.4    Non-Exclusivity of the Plan.    Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

16.
Securities Law and Other Restrictions.

        Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

17.
Compliance with Section 409A.

        It is intended that the Plan and all Incentive Awards hereunder be administered in a manner that will comply with the requirements of Section 409A of the Code, including any exceptions to such requirements. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code (including any transition or grandfather rules relating thereto). Notwithstanding anything in this Section 17 to the contrary, with respect to any Incentive Award subject to Section 409A of the Code, no amendment to or payment under such Incentive Award will be made unless permitted under Section 409A and the regulations or rulings issued thereunder.

18.
Plan Amendment, Modification and Termination.

        The Board may suspend or terminate the Plan or any portion thereof at any time. In addition to the authority of the Committee to amend the Plan under Section 3.2(e) of the Plan, the Board may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to the Plan will be effective without approval of the Company's shareholders if: (i) shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of the Nasdaq Stock Market (or other applicable market or exchange on which the Company's Common Stock may be quoted or traded); or (ii) such amendment seeks to increase the number of shares authorized for issuance hereunder (other than by virtue of an adjustment under Section 4.3 of the Plan) or to modify Section 3.2(d) of the Plan. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected

Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 14 of the Plan.

19.
Effective Date and Duration of the Plan.

        The Plan will be effective as of May 18, 2006, or such later date on which the Plan is initially approved by the Company's shareholders (the "Effective Date"). The Plan will terminate at midnight on the day before the tenth (10th) anniversary of the Effective Date, and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of the Plan. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, earned or become free of restrictions, according to their terms.

20.
Miscellaneous.

        20.1    Governing Law.    The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions.

        20.2    Successors and Assigns.    The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

        20.3    Construction.    Wherever possible, each provision of the Plan and any agreement evidencing an Incentive Award granted under the Plan will be interpreted so that it is valid under the applicable law. If any provision of the Plan or any agreement evidencing an Incentive Award granted under the Plan is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid. The remainder of the Plan and the Incentive Award agreement also will continue to be valid, and the entire Plan and Incentive Award agreement will continue to be valid in other jurisdictions.

mocon®

Shareowner Services℠
P.O. Box 64945
St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ☐

1. Election of directors:
   01 Robert L. Demorest
   02 Dean B. Chenoweth
   03 Donald N. DeMorett
   04 J. Leonard Frame
   05 Robert F. Gallagher
   06 Daniel W. Mayer
   07 Ronald A. Meyer
   08 Richard A. Proulx
   09 Tom C. Thomas

   ☐ Vote FOR all nominees (except as marked) ☐ Vote WITHHELD from all nominees

Please fold here – Do not separate

Date ______________________________

Signature(s) in Box

Date _______________________________________ Please fold here – Do not separate The Board of Directors recommends a vote FOR all nominees named in Proposal 1, and FOR Proposals 2, 3 and 4. 1. Election of directors: 04 J. Leonard Frame 08 Richard A. Proulx Vote FOR Vote WITHHELD 01 Robert L. Demorest 05 Robert F. Gallagher 09 Tom C. Thomas all nominees from all nominees 02 Dean B. Chenoweth 06 Daniel W. Mayer (except as marked) 03 Donald N. DeMorett 07 Ronald A. Meyer (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. Approve amending and restating our 2006 Stock Incentive Plan as For Against Abstain described in the Proxy Statement. 3. Approve amending our Third Amended and Restated Bylaws as For Against Abstain described in the Proxy Statement. 4. Ratify the selection of KPMG LLP as our independent registered public For Against Abstain accounting firm for the fiscal year ending December 31, 2011. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD. Address Change? Mark box, sign, and indicate changes below: Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945

MOCON, Inc. 7500 Mendelssohn Avenue North Minneapolis, Minnesota 55428 proxy This Proxy is solicited by the Board of Directors. Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report for the Annual Meeting on May 26, 2011 are available at https://materials.proxyvote.com/607494. The undersigned hereby appoints Robert L. Demorest and Darrell B. Lee and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of MOCON, Inc. held of record by the undersigned on March 28, 2011, at the Annual Meeting of Shareholders to be held on Thursday, May 26, 2011, or any adjournment of the meeting. MOCON, INC. ANNUAL MEETING OF SHAREHOLDERS Thursday, May 26, 2011 4:00 p.m. CDT MOCON, Inc. 7500 Mendelssohn Avenue North Minneapolis, Minnesota 55428 (Please sign on reverse side)

QuickLinks

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS MAY 26, 2011
INFORMATION CONCERNING THE ANNUAL MEETING
PRINCIPAL SHAREHOLDERS AND BENEFICIAL OWNERSHIP OF MANAGEMENT
PROPOSAL ONE—ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
DIRECTOR COMPENSATION
DIRECTOR COMPENSATION—2010
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE—2010
GRANTS OF PLAN-BASED AWARDS—2010
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END—2010
OPTIONS EXERCISED AND STOCK VESTED—2010
RELATED PARTY RELATIONSHIPS AND TRANSACTIONS
PROPOSAL TWO—APPROVAL OF 2006 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED
PROPOSAL FOUR—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR 2012 ANNUAL MEETING
OTHER MATTERS
COPIES OF 2010 ANNUAL REPORT
APPENDIX A MOCON, INC. 2006 STOCK INCENTIVE PLAN, AMENDED AND RESTATED (AS PROPOSED TO BE AMENDED)